ANNUAL REPORT
DECEMBER 31, 1998

LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN SERIES TRUST II

February 1, 1999

Dear Shareholder:

We are pleased to provide you with the December 31, 1998 Annual Report for the J.P. Morgan Series Trust II.

GLOBAL MARKET REVIEW

The past 12 months were marked by worldwide volatility stemming from financial and economic crises in Asia, Russia, and Latin America. A flight to quality prevailed for much of the year. U.S. large-cap stocks and Treasury securities, in particular, benefited from a strong influx of capital.

The S&P 500 Index returned 28.58% for the 12 months ended December 31, 1998--the fourth straight year of 20%+ gains in the Index. This remarkable performance was led by the "Nifty Fifty," the largest growth-oriented stocks, and did not extend to small-cap names. The small stocks in the Russell 2000 Index were penalized for their perceived lack of liquidity. The Index declined 2.48% for the year.

U.S. bonds, as measured by the SalomonSmithBarney Broad Investment Grade Bond Index, posted a 12 month return of 8.72%. Spreads widened to a historical degree in 1998, but during the fourth quarter began to come back into line. Several Federal Reserve easings during the quarter helped the bond market, as well as the stock market.

Foreign stocks were buffeted by problems in several emerging economies. Concerted central bank easings in the fourth quarter helped to calm world markets, and the MSCI EAFE Index rose 20.00% for the year. European stocks in particular benefited from continued optimism over corporate restructuring. Japanese equities, after slumping for much of the year, began to rally on an injection of capital into the banking sector. Brazil re-elected its president, seeming to endorse his fiscal austerity program. But concerns still linger about that country's stability and prospects.


-------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . . . 1  J.P. MORGAN EQUITY PORTFOLIO . . . . .12
PORTFOLIO REVIEWS                      J.P. MORGAN SMALL COMPANY PORTFOLIO. .18
J.P. MORGAN TREASURY MONEY MARKET      J.P. MORGAN INTERNATIONAL
PORTFOLIO . . . . . . . . . . . . . 3  OPPORTUNITIES PORTFOLIO  . . . . . . .24
J.P. MORGAN BOND PORTFOLIO. . . . . 6  FINANCIAL STATEMENTS . . . . . . . . .32
--------------------------------------------------------------------------------

The report that follows includes detailed performance information about the J.P. Morgan Series Trust II portfolios, as well as interviews with members of the portfolio management teams. These interviews are designed to answer commonly asked questions about the portfolios, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for your participation in the J.P. Morgan Series Trust II portfolios. We look forward to sharing Morgan's insights regarding financial markets with you in the future. If you have any comments or questions, please call the trust's distributor, Funds Distributor, Inc., at (800) 221-7930.

Sincerely yours,


/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO

PORTFOLIO REVIEW

We are pleased to report that J.P. Morgan Treasury Money Market Portfolio provided a 4.28% return for the year ended December 31, 1998. The portfolio's net assets stood at $2.1 million at the end of the reporting period.

The portfolio's net asset value per share decreased from $10.56 on December 31, 1997, to $9.20 on December 31, 1998. The portfolio's total net assets increased from $1.6 million to $2.1 million at the end of the reporting period.

EXAMINING PERFORMANCE

One way to look at performance is to review a portfolio's average annual total return. This figure takes the portfolio's actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a portfolio's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a portfolio has performed over the short term.




PERFORMANCE                             TOTAL RETURNS       AVERAGE ANNUAL TOTAL RETURNS
                                        -----------------   ----------------------------------------
                                        THREE     SIX       ONE            THREE          SINCE
AS OF DECEMBER 31, 1998                 MONTHS    MONTHS    YEAR           YEARS          INCEPTION*
---------------------------------------------------------   ----------------------------------------
J.P. Morgan Treasury
  Money Market Portfolio                0.92%     2.01%     4.28%          4.55%          4.68%
IBC U.S.Treasury and Repo
  Money Fund Average**                  1.06%     2.26%     4.71%          4.71%          4.83%
Lipper Variable Annuity
  Money Market Average                  1.20%     2.49%     5.10%          5.08%          5.20%



*1/3/95 -- COMMENCEMENT OF OPERATIONS.
**IBC U.S. TREASURY AND REPO MONEY FUND AVERAGE REPRESENTS THE AVERAGE PERFORMANCE OF SIMILARLY MANAGED FUNDS AND DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with ROBERT R. (SKIP) JOHNSON, a member of the portfolio management team for the J.P. Morgan Treasury Money Market Portfolio. Prior to joining Morgan in 1988, Skip founded and managed R.R. Johnson Associates, merchant bankers. He also held senior positions with the Bank of Montreal and U.S. Steel. This interview was conducted on January 15, 1999, and reflects Skip's views on that date.

HOW DID THE MARKETS PERFORM DURING THE YEAR ENDED DECEMBER 31, 1998?

RJ:   The first half of 1998 was characterized by a strong economy, almost no inflation, and strong consumer spending. As a result, the Federal Reserve was believed to hold a bias toward tightening. July and August, however, saw worldwide market corrections caused by financial and economic crises in several of the emerging markets. In this turbulent atmosphere, many investors fled to quality, causing the U.S. Treasury market to rally significantly.

During the fourth quarter, the Fed eased short rates three times, bringing the Fed funds rate to a four-year low of 4.75%. As the capital markets began their recovery from illiquidity, however, it became clear that policy makers had shifted from an easing bias back to neutral. Economic growth slowed slightly, but consumer spending remained steady. The threat of inflation continued to recede.

HOW DID THE J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO PERFORM DURING THIS VOLATILE YEAR?

RJ:   The portfolio returned 4.28% for the 12 months ended December 31, 1998, lagging the IBC U.S. Treasury and Repo Money Fund Average, which returned 4.71%. The portfolio also underperformed the Lipper Variable Annuity Money Market Average, which returned 5.10%. Largely because of our size, we hold only one Treasury bill with a January maturity. Many of the funds in the Lipper average are large enough to reap the benefits of owning higher yielding repurchase agreements.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

RJ:   We expect sluggish overall growth in global GDP and no growth in manufacturing in 1999. In the U.S., while we are impressed with the persistent strength we see currently, we continue to believe that the ongoing slowdown in manufacturing will lead to more modest growth in 1999. Though an abrupt slowdown is always a risk, the more likely outcome is a less dramatic slowing of activity.

We expect the Fed to remain responsive to the slowing economy by continuing to ease monetary policy throughout the year, which should cause the yield curve to steepen and overall interest rates to decline.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Treasury Money Market Portfolio seeks to provide current income, maintain a high level of liquidity and preserve capital. The portfolio seeks to achieve its investment objective by investing in direct obligations of the U.S. Treasury and engaging in repurchase agreements collateralized by those obligations.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
1/3/95

--------------------------------------------------------------------------------
NET ASSETS AS OF 12/31/98
$2,091,715

--------------------------------------------------------------------------------
AVERAGE LIFE
21 DAYS

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
4/29/99

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
4/29/99


EXPENSE RATIO

The portfolio's current annualized expense ratio of 0.60% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF DECEMBER 31, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

U.S. TREASURY OBLIGATIONS        97.3%
OTHER INVESTMENT COMPANIES        2.7%

J.P. MORGAN BOND PORTFOLIO


PORTFOLIO REVIEW

The J.P. Morgan Bond Portfolio posted a solid return of 8.01% for the year ended December 31, 1998, compared to the 8.72% return of its benchmark, the SalomonSmithBarney Broad Investment Grade Index for the same period.

The portfolio's net asset value per share increased from $11.29 on December 31, 1997, to $11.67 on December 31, 1998. During the year, the portfolio paid approximately $0.39 per share from net investment income, and approximately $0.09 per share from short-term capital gains and $0.04 from long-term capital gains.The portfolio's total net assets increased from $15.9 million on December 31, 1997 to $32.5 million at the end of the reporting period.

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the portfolio on January 3, 1995,* would have been worth $14,095 at December 31, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE INCEPTION

JANUARY 3, 1995* -- DECEMBER 31,1998

[GRAPH]


                   J.P. Morgan      Salomon Brothers    Lipper Variable
Dec-94              $10,000             $10,000             $10,000
Jun-95              $11,000             $11,151             $11,143
Dec-95              $11,689             $11,855             $11,913
Jun-96              $11,405             $11,706             $11,646
Dec-96              $11,931             $12,284             $12,211
Jun-97              $12,263             $12,600             $12,559
Dec-97              $13,050             $13,466             $13,353
Jun-98              $13,555             $14,000             $13,889
Dec-98              $14,095             $14,640             $14,434

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC
AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.


PERFORMANCE                             TOTAL RETURNS       AVERAGE ANNUAL TOTAL RETURNS
                                        -----------------   ----------------------------------------
                                        THREE     SIX       ONE            THREE          SINCE
AS OF DECEMBER 31, 1998                 MONTHS    MONTHS    YEAR           YEARS          INCEPTION*
---------------------------------------------------------   ----------------------------------------
J.P. Morgan Bond Portfolio              0.21%     3.98%     8.01%          6.44%          8.96%
SalomonSmithBarney BIG Bond Index**     0.41%     4.57%     8.72%          7.29%          10.00%
Lipper Variable Annuity
  Corporate Debt A-Rated Average        0.16%     3.92%     8.07%          6.56%          9.56%

*1/3/95 -- COMMENCEMENT OF OPERATIONS.
**THE SALOMONSMITHBARNEY BROAD INVESTMENT GRADE BOND INDEX: AN UNMANAGED, MARKET-WEIGHTED INDEX THAT CONTAINS APPROXIMATELY 4,700 INDIVIDUALLY PRICED INVESTMENT GRADE BONDS. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with WILLIAM G. TENNILLE, a member of the portfolio management team for the J.P. Morgan Bond Portfolio. Bill joined Morgan in 1992 and has extensive experience across a broad range of markets, including mortgage securities and derivatives. This interview was conducted on January 15, 1999, and reflects Bill's views on that date.

HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 1998?

WT: Fixed income markets around the world experienced extreme volatility during the past 12 months. The trouble goes back to July of 1997, when Thailand devalued its currency. Since then, instability and turmoil have spread to most other markets.

This summer, spreads - the difference between interest rates paid by different types of bonds - started to widen. In a flight to quality, investors began to sell the bonds they viewed as risky, and buy the bonds they viewed as more stable.

Emerging markets debt and high-yield bonds were hardest hit. U.S. Treasury bonds became the security of choice, pushing interest rates down to lows not seen since the early 1990s. This touched off a wave of mortgage refinancings, which caused mortgage-backed securities to suffer.

Corporate debt was left in the lurch as well, as the attractiveness of government bonds left corporate bonds without any buyers.

HOW DID THE J.P. MORGAN BOND PORTFOLIO PERFORM?

WT: In this challenging market environment, the J.P. Morgan Bond Portfolio returned 8.01% for the 12 months ended December 31, 1998. However, the portfolio trailed its peers as measured by the Lipper Variable Annuity Corporate Debt A-Rated Average, which returned 8.07% and the SalomonSmithBarney Broad Investment Grade Bond Index, which returned 8.72% for the period.

The widening of spreads created challenges for all well-diversified bond portfolios. We reacted to the changes in the market, trimming our positions in the sectors that were hurt, while adding to our holdings in the better-performing sectors. We also lengthened the portfolio's duration in order to take advantage of the strong Treasury market. We presently have the portfolio allocated the way we want, and we're watching the bond market closely to see what further changes may be necessary.

WHICH SECTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

WT: Our Treasury bond holdings contributed to our performance during the period. Our extended duration - we went as far as our portfolio parameters permit - also boosted our performance. Roughly 5% of the portfolio was invested in European bonds earlier in the year. These securities performed quite well, and we sold out of the position, believing that the gains from the upcoming European Monetary Union have already been realized.

WHICH SECTORS HINDERED THE PORTFOLIO'S PERFORMANCE?

WT: Our positions in emerging markets debt, high-yield bonds, and corporate bonds all suffered with their broader markets. We did what we could to trim these holdings, but selling took time. By mid-August, we had reduced our holdings in these sectors to levels with which we were comfortable.

The Federal Reserve's decision to cut interest rates - three times as of this writing - added much-needed liquidity to the fixed income markets. We're starting to feel that we're out of the woods, as trades now have both a buyer and a seller. However, there is still a lot of uncertainty in the world's markets.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

WT: We believe there are still many hot spots around the globe. Japan has only recently come up with a realistic plan for dealing with its economic woes. Latin America, Asia, and Russia all have serious problems that are still making their effects felt.

Spreads are not as wide as they were this summer, but they tend to widen every time a new bond issue comes to market. In such an uncertain environment, we are watching the markets closely, ready to make whatever adjustments to the portfolio we deem necessary. I believe that a well-diversified fixed income portfolio offers worthwhile access to the bond market, regardless of market conditions.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging greater price fluctuation of longer-term instruments.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
1/3/95

--------------------------------------------------------------------------------
NET ASSETS AS OF 12/31/98
$32,541,456

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
4/29/99

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
4/29/99

EXPENSE RATIO

The portfolio's current annualized expense ratio of 0.75% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS

ALL DATA AS OF DECEMBER 31, 1998

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

U.S. GOVERNMENT AGENCY OBLIGATIONS      30.0%
CORPORATE OBLIGATIONS                   20.6%
SHORT-TERM & OTHER INVESTMENTS          14.3%
COLLATERALIZED MORTGAGE OBLIGATIONS
& ASSET BACKED SECURITIES               13.7%
U.S. TREASURY OBLIGATIONS               12.6%
FOREIGN GOVERNMENT OBLIGATIONS           4.4%
FOREIGN CORPORATE OBLIGATIONS            2.4%
SOVEREIGN BONDS                          2.0%

30-DAY SEC YIELD
5.01%

DURATION
6.15 years

QUALITY BREAKDOWN
AAA*           71%
AA              4%
A              13%
Other          12%

*INCLUDES U.S. GOVERNMENT AGENCY OBLIGATIONS, U.S. TREASURY OBLIGATIONS AND SHORT-TERM INVESTMENTS.

LARGEST HOLDINGS

                                                                 % OF TOTAL
(EXCLUDING SHORT-TERM INVESTMENTS)                              INVESTMENTS
---------------------------------------------------------------------------
FNMA TBA, JANUARY, 6.00% DUE 12/01/28                                 7.70%
US TREASURY BONDS, 6.75%, DUE 8/15/26                                 4.91%
FNMA TBA, JANUARY, 6.50% DUE 12/01/28                                 4.60%
FNMA, 7.00% DUE 08/01/28                                              4.21%
FIRST UNION-LEHMAN BROTHERS-BANK OF AMERICA,
  6.56% DUE 11/18/08                                                  3.71%
FHLMC,7.00% DUE 02/01/28                                              3.52%
ILLINOIS POWER SUPPLY, 5.34% DUE 06/30/03                             2.79%
REMIC: SEQUENTIAL PAYER, SERIES 2080,CLASS Z,
  PARTIALLY CALLABLE, 6.50% DUE 8/15/28                               2.03%
US TREASURY NOTE, 5.375% DUE 06/30/03                                 1.79%
GNMA, 7.00%, DUE 7/15/28                                              1.43%

J.P. MORGAN EQUITY PORTFOLIO

PORTFOLIO REVIEW

The J.P. Morgan Equity Portfolio returned 23.28% for the year ended December 31, 1998. The portfolio surpassed the Lipper Variable Annuity Growth & Income Average, which returned 16.37% for the same period. The S&P 500 Index returned 28.58%for the reporting period.

The portfolio's net asset value per share increased from $14.33 on December 31, 1997, to $15.84 on December 31, 1998. The portfolio made distributions during the year of approximately $0.09 per share from ordinary income, approximately $0.41 per share from short-term capital gains, and approximately $1.24 per share from long-term capital gains. In addition, the portfolio's net assets advanced from approximately $8.9 million on December 31, 1997, to approximately $18.5 million on December 31, 1998.

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the portfolio on January 3, 1995* would have been worth $25,501 at December 31, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE INCEPTION

JANUARY 3, 1995 -- DECEMBER 31, 1998
[GRAPH]
                                                          Lipper Variable
                J.P. Morgan Equity                        Annuity Growth &
                    Portfolio         S&P 500 Index         Income Average
Dec-94              $10,000             $10,000             $10,000
Jun-95              $11,940             $12,021             $11,655
Dec-95              $13,378             $13,758             $13,198
Jun-96              $14,620             $15,147             $14,428
Dec-96              $16,223             $16,917             $15,970
Jun-97              $19,024             $20,403             $18,504
Dec-97              $20,685             $22,561             $20,321
Jun-98              $23,734             $26,556             $22,827
Dec-98              $25,501             $29,008             $23,633

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC
AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.


PERFORMANCE                             TOTAL RETURNS       AVERAGE ANNUAL TOTAL RETURNS
                                        -----------------   ----------------------------------------
                                        THREE     SIX       ONE            THREE          SINCE
AS OF DECEMBER 31, 1998                 MONTHS    MONTHS    YEAR           YEARS          INCEPTION*
---------------------------------------------------------   ----------------------------------------
J.P. Morgan Equity Portfolio            20.73%    7.45%     23.28%         23.99%         26.37%
S&P 500 Index**                         21.30%    9.23%     28.58%         28.23%         30.51%
Lipper Variable Annuity
  Growth & Income Average               17.79%    3.54%     16.37%         21.21%         23.99%

*1/3/95 -- COMMENCEMENT OF OPERATIONS.
**THE S&P 500 INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE AVERAGE PERFORMANCE OF 500 WIDELY HELD U.S. LARGE-CAP STOCKS. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with HENRY D. CAVANNA, a member of the portfolio management team for the J.P. Morgan Equity Portfolio. Henry joined Morgan in 1971. He is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. Prior to joining Morgan, Henry was with Harris Upham & Co. He received his B.A. from Boston College and his L.L.B. from the University of Pennsylvania. This interview took place on January 15, 1999, and reflects Henry's views on that date.


HOW DID THE U.S. EQUITY MARKET PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 1998?

HC: The S&P 500 Index returned 28.58% for the 12 months, but that number belies the volatility the market experienced during the period. For the first half of the year, the U.S. stock market performed well, buoyed by a solid U.S. economy and strong consumer spending. Then, in July and August, a global economic and credit crisis shook the market, taking it down almost 20% from its highs.

The largest of the large-cap stocks outpaced all others, as they've been doing for four years now. This trend was sustained by Asia's troubles, which caused investors to seek security in large caps. For much of the year, there was an incredible flight to quality, as investors feared the impact of Asia on U.S. company earnings, prices, and demand.

Among the other problems that rocked the world markets were Russia's default on its bonds, the bailout of several high-profile hedge funds including Long-Term Capital Management and D.E. Shaw, and troubling weakness in Japan.

The summer downturn led to a dramatic flight to quality in fixed income and equity markets. Risk was repriced in the markets, and investors avidly sought securities they considered "stable."

In early autumn, the Federal Reserve enacted a preemptive interest rate cut in an attempt to settle world markets and address the financial shocks. With two additional Fed easings, as well as rate cuts around the world, U.S. stocks rallied back and made new highs and interest rate spreads began to narrow. The year ended on a strong note, as investors anticipated a seasonally strong January.

HOW DID THE J.P. MORGAN EQUITY PORTFOLIO PERFORM DURING THE PERIOD?

HC: The portfolio returned 23.28% for the 12 months ended December 31, 1998, trailing the 28.58% return of the S&P 500 Index. However, the fund significantly outpaced its peers, as measured by the Lipper Variable Growth & Income Fund Average, which returned 16.37%. The portfolio performed strongly in the fourth quarter, returning 20.73% while the S&P 500 returned 21.30% and the Lipper average returned 17.79%.

The portfolio suffered as the "Nifty Fifty" stocks saw continued strength and the importance of valuations continued to wane. To illustrate the wide disparity of returns: for the 12 months ended December 31, 1998, the Russell 1000 Value Index returned only 15.63%, while the Russell 1000 Growth Index was up 38.71%. Although growth stocks have outperformed value stocks for several years, during the period under review, this trend became as extreme as it has ever been.

We select stocks for the portfolio based on our view of each company's long-term prospects, while the market has focused almost entirely on short-term momentum. The portfolio has a value slant, while the market has not tended to reward undervalued companies. However, we are sticking to our disciplined approach to U.S. equities, because long-term success in money management comes from maintaining a consistent style.

WHICH STOCKS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

HC: Sun Microsystems has been one of the portfolio's best performers. The company, the leading vendor of high-end Unix-based computer systems, has successfully made the transition from technical workstations to enterprise servers.

Sun's Java, an Internet programming language, has fortified the company's position as a leader in network-based computing. There is an increased perception among investors that Sun will be a significant player in enterprise computing.

In addition to being reasonably valued, the company has experienced strong operating trends which have resulted in strong earnings growth.

Philip Morris is another strong stock in the portfolio. Throughout the six months, the stock benefited from the increasing likelihood - and eventual fact - that a settlement would be reached between the tobacco industry and the state attorneys general. The settlement addresses the tobacco companies' liability for smoking-related Medicaid claims. The settlement has reduced the uncertainty associated with Philip Morris, and gives the company the financial flexibility to increase its dividend and resume share repurchases.

WHICH STOCKS HINDERED THE PORTFOLIO'S PERFORMANCE?

HC: Starwood Hotel & Resorts hampered the portfolio's returns. The largest hotel company in the U.S., Starwood owns the Westin and Sheraton chains. Through its ownership of Caesar's, Starwood is also involved in the gaming industry. The entire real estate sector has been under pressure this year, largely because of concerns about the outlook for hotels and commercial real estate in a slowing economy. Gaming has also suffered as foreign tourist traffic has slowed. Since Starwood has considerable assets, though, we believe it will realize more value for shareholders over time. We continue to hold this attractively valued stock.

Our holding in Monsanto also hindered the portfolio's return. The stock suffered after its planned acquisition by American Home Products fell through due to differences in management philosophy. Despite this setback, we increased our investment in Monsanto for several reasons. During 1998, Monsanto acquired a number of seed companies and began to market genetically improved seeds that are disease-resistant. The company recently received approval to launch - in partnership with Pfizer - Celebrex, the first in a new class of anti-arthritic drugs called Cox-2 inhibitors. We believe the company is emerging as a leader in the agricultural biotechnology field, a development which, combined with Monsanto's strong position in the pharmaceutical industry, should translate into superior earnings growth over the next several years.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

HC: We have a balanced outlook for the months ahead. We think 1999 will see U.S. economic growth moderating. Manufacturing is starting to slow, and we believe corporate profit growth will slow as well. The market is vulnerable to future shocks such as possible impeachment and further trouble in Latin America and Asia.

In spite of these causes for concern, the stock market is presently at robust levels. Inflation is not on the horizon, and interest rates remain low. The U.S. economy is still doing very well relative to the rest of the world. Thus, we remain focused on the long term as we seek undervalued U.S. stocks.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The portfolio invests primarily in the common stocks of U.S. corporations with market capitalizations above $1.5 billion. The portfolio is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
1/3/95

--------------------------------------------------------------------------------
NET ASSETS AS OF 12/31/98
$18,510,888

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
4/29/99

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
4/29/99

EXPENSE RATIO

The portfolio's current annualized expense ratio of 0.90% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS

ALL DATA AS OF DECEMBER 31, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

TECHNOLOGY                                              15.7%
CONSUMER GOODS & SERVICES                               15.6%
FINANCE                                                 13.9%
HEALTH CARE                                             11.3%
UTILITIES                                                9.6%
INDUSTRIAL PRODUCTS & SERVICES                           9.6%
ENERGY                                                   7.1%
BASIC INDUSTRIES                                         4.6%
TRANSPORTATION                                           2.2%
SHORT-TERM & OTHER INVESTMENTS                          10.4%

LARGEST HOLDINGS
  (EXCLUDING SHORT-TERM INVESTMENTS)                     % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
MONSANTO CO. (HEALTH CARE)                                                 2.6%
INTERNATIONAL BUSINESS MACHINES CORP.                                      2.4%
   (TECHNOLOGY)
BANKAMERICA CORP. (FINANCE)                                                2.3%
MICROSOFT CORP. (TECHNOLOGY)                                               2.3%
BRISTOL-MYERS SQUIBB CO. (HEALTH CARE)                                     2.2%
UNION PACIFIC CORP. (TRANSPORTATION)                                       2.2%
TYCO INTERNATIONAL LTD.                                                    2.0%
   (INDUSTRIAL PRODUCTS & SERVICES)
EMC CORP. (TECHNOLOGY)                                                     2.0%
ATLANTIC RICHFIELD CO. (ENERGY)                                            2.0%
PHILIP MORRIS COMPANIES, INC.                                              1.9%
   (CONSUMER GOODS & SERVICES)

J.P. MORGAN SMALL COMPANY PORTFOLIO

PORTFOLIO REVIEW

The J.P. Morgan Small Company Portfolio suffered, as did many small stocks in 1998. The portfolio returned -5.51% for the year, versus -2.55% for the benchmark Russell 2000 Index. The Lipper Variable Annuity Small Cap Funds Average earned 1.48% for the year, surpassing the portfolio and the Index.

The portfolio's net asset value per share decreased from $13.09 at December 31, 1997, to $11.86 on December 31, 1998. The porfolio made distributions during the year of approximately $0.02 per share from ordinary income, approximately $0.08 per share from short-term capital gains and approximately $0.42 per share from long-term capital gains. In addition, the portfolio's net assets advanced from approximately $5.2 million at the start of the year to approximately $6.8 million on December 31, 1998.

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the portfolio on January 3, 1995,* would have been worth $18,729 at December 31, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE INCEPTION

JANUARY 3, 1995 -- DECEMBER 31,1998

[GRAPH]

                                                         Lipper Variable
                 J.P. Morgan Small                       Annuity Small Cap
                 Company Portfolio   Russell 2000 Index  Funds Average
Dec-94              $10,000             $10,000             $10,000
Jun-95              $11,760             $11,442             $11,356
Dec-95              $13,287             $12,844             $12,808
Jun-96              $14,777             $14,175             $14,728
Dec-96              $16,183             $14,963             $15,466
Jun-97              $17,395             $16,489             $16,766
Dec-97              $19,284             $18,308             $18,447
Jun-98              $20,793             $19,210             $19,762
Dec-98              $18,729             $17,842             $18,718

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.


PERFORMANCE                             TOTAL RETURNS       AVERAGE ANNUAL TOTAL RETURNS
                                        -----------------   ----------------------------------------
                                        THREE     SIX       ONE            THREE          SINCE
AS OF DECEMBER 31, 1998                 MONTHS    MONTHS    YEAR           YEARS          INCEPTION*
---------------------------------------------------------   ----------------------------------------
J.P. MorganSmall Company Portfolio      14.99%    -9.93%    -5.51%         12.13%         16.99%
Russell 2000 Index**                    16.31%    -7.12%    -2.55%         11.58%         15.57%
Lipper Variable Annuity
  Small Cap Funds Average               19.97%    -5.28%    1.48%          13.64%         17.40%

*1/3/95 -- COMMENCEMENT OF OPERATIONS.
**THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE AVERAGE PERFORMANCE OF 2000 U.S. SMALL-CAP STOCKS. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. HISTORICALLY SMALL-COMPANY STOCKS HAVE BEEN MORE VOLATILE THAN LARGE-COMPANY STOCKS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with STEPHEN J. RICH, a member of the portfolio management team for the J.P. Morgan Small Company Portfolio. Steve joined Morgan in 1991, and has held positions in Morgan's structured equity and balanced/equity groups. He was educated at Princeton University, and obtained his Masters in Business Administration from New York University. This interview took place on January 15, 1999, and reflects Steve's views on that date.

HOW DID THE SMALL-CAP MARKET PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31,
1998?

SR: It was a volatile and difficult period for small-cap stocks. In spite of a strong fourth quarter, the Russell 2000 Index declined 2.55% for the 12 months. Much of the decline occurred from June through August, with the most intense selloff during August. Small caps lagged large caps considerably, for a couple of reasons.

First, uncertainties in global markets - from Russia, to South America, to Southeast Asia - caused a flight to quality. Investors saw U.S. large-cap stocks as a more liquid and stable haven for their money than small-cap stocks. The largest most well-known names benefited from the crisis in the world markets, and the smaller names were punished.

Tax-loss selling was another factor hindering small stocks relative to large caps. Even with a strong December, 1998 marked the first calendar year since 1994 that small caps, as measured by the Russell 2000 Index, posted a loss. Investors have been taking advantage of these small-cap losses, selling their declining small stocks in order to offset capital gains in many large-cap stocks. Through this period, the tax-loss selling most likely exacerbated the declines in small stocks, making it even tougher for the Russell 2000 to keep up with the S&P 500.

After sinking to a 27 month low on October 8, however, the Russell 2000 staged one of its strongest rallies in recent history. Since reaching its low, the Russell 2000 surged more than 35%, finishing the quarter up 16.31%. In fact, the fourth quarter was the strongest period for the Russell since the first quarter of 1991. The rally was widespread and stimulated by four events: (1) the Federal Reserve's unexpected interest rate cut, (2) perceived cheap valuations, (3) decent earnings prospects for small cap companies, and (4) seasonal investor buying patterns.

HOW DID J.P. MORGAN SMALL COMPANY PORTFOLIO PERFORM DURING THE PERIOD?

SR: For the 12 months ended December 31, 1998, the portfolio declined 5.51%, underperforming the Russell 2000 Index, which lost 2.55%. The portfolio suffered
- along with all small-cap funds - from the indiscriminate selling of small stocks. In this volatile market, investors fled to quality, buying the larger, more liquid names and selling small stocks without regard to fundamental valuations. Large stocks, perceived by investors as "stable," were the winners in this environment. The disparity between large and small stocks was as wide as it's ever been, as the S&P 500 Index returned 28.58% for the 12 months.

WHICH STOCKS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

SR: Two stocks that helped the portfolio over this time period were companies with pending mergers that were taken out of the market for cash. The portfolio benefited from the current trend of large companies buying small companies. DeKalb Genetics Corp., an agricultural genetics and biotechnology firm that we had held for several years, was acquired by Monsanto Chemicals during the period. Lifeline Systems, Inc., a consumer services company that provides home care monitoring, is being bought by Protection One for $29.74 per share. Before the merger was confirmed, the stock was trading at $22 per share.

We also earned good returns from D.R. Horton, Inc., the largest single-family home builder in the U.S. The robust U.S. economy, rising incomes, low mortgage rates, and unseasonably warm weather all contributed to the success of the housing sector in general, and D.R. Horton, Inc. in particular. We held the stock because we had confidence that its decentralized operating structure, purchasing efficiencies, and tight cost controls made it a good investment choice. Toward the end of the six months, however, the stock began to look overvalued relative to other stocks in the consumer cyclical sector. This, combined with our concerns about future slowing in the housing market, led us to reduce our position in D.R. Horton, Inc.

WHICH STOCKS HAMPERED THE PORTFOLIO'S RETURNS?

SR: Capital Re Corp., a municipal reinsurer and the portfolio's largest holding, declined nearly 35% during the period. The company suffered from a bankruptcy filing of one of the municipalities it underwrote in conjunction with MBIA. As a result analysts lowered estimates for 1998 and 1999 for a charge of $0.20 per share and fear of less business from MBIA in the future, therefore we have been reducing our position in the stock for some time.Wall Street began to perceive that the company was expanding into riskier areas that weren't included in its business model.

Garden Ridge Corp., a home decor retailer, plunged 36.4% in the period following a string of negative announcements. The company reported lower-than-expected second quarter earnings, attributing the shortfall to reduced customer traffic and inventory disruptions caused by the installation of a new merchandise and replenishment system during the quarter. Following a recent meeting with management, we are concerned with Garden Ridge's ability to regain significant levels of sales growth and renew investor confidence. As a result we have started to opportunistically reduce the position in the portfolio.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

SR: If the markets of recent months have taught us anything, it is that it's impossible to predict the near-term direction of stock prices. That said, there are several factors that make us optimistic about the outlook for small-cap stocks. The relative valuation of small caps to large caps is the best it's been in years. Although small caps have recovered from their third-quarter downturn, their price-to-earnings ratios are still at a discount to those of large caps - a condition which doesn't exist very often.

Past history has shown that small caps, when battered for a prolonged period, recover and outpace large caps. This was certainly the case after the 1989-90 bear market in small-cap stocks. This year marks the fifth consecutive year of small caps underperforming large caps. We view small companies as attractive at current prices.

Further, the tax-loss selling that held small caps back this season has come to an end. We are entering a seasonally strong period for these stocks. In addition, the market for initial public offerings appears to be gearing up once more.

In spite of the sunny valuation picture, however, troubles still loom that could affect the small-cap market. Slowing world economies, especially in Southeast Asia, Russia, Japan, and Brazil, are cause for concern. The impeachment struggle in the U.S. is another potential damper for the market. We continue to purchase small-cap stocks that offer attractive growth rates at reasonable prices, but we are keeping an eye on the larger macroeconomic picture as well.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio comprised of equity securities of small companies.The portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies, primarily those with market capitalizations of less than $1 billion. The portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
1/3/95

--------------------------------------------------------------------------------
NET ASSETS AS OF 12/31/98
$6,830,854

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
4/29/99

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
4/29/99

EXPENSE RATIO

The portfolio's current annualized expense ratio of 1.15% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS

ALL DATA AS OF DECEMBER 31, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

FINANCE                                                     21.4%
TECHNOLOGY                                                  19.8%
CONSUMER GOODS & SERVICES                                   11.2%
HEALTH CARE                                                 10.3%
BASIC INDUSTRIES                                             8.5%
INDUSTRIAL PRODUCTS & SERVICES                               8.0%
UTILITIES                                                    4.4%
TELECOMMUNICATIONS                                           3.7%
ENERGY                                                       2.4%
SHORT-TERM & OTHER INVESTMENTS                              10.3%

LARGEST HOLDINGS
(EXCLUDING SHORT-TERM INVESTMENTS)                       % OF TOTAL INVESTMENTS
-------------------------------------------------------------------------------
ALBEMARLE CORP. (BASIC INDUSTRIES)                                         1.7%
CARAUSTAR INDUSTRIES, INC. (BASIC INDUSTRIES)                              1.6%
CONCENTRIC NETWORK CORP. (TELECOMMUNICATIONS)                              1.6%
ORBITAL SCIENCES CORP. (TECHNOLOGY)                                        1.6%
BANK UNITED CORP., CLASS A (FINANCE)                                       1.5%
RENAISSANCERE HOLDINGS, LTD.(FINANCE)                                      1.4%
D.R. HORTON, INC.                                                          1.3%
  (INDUSTRIAL PRODUCTS & SERVICES)
CAPITAL RE CORP. (FINANCE)                                                 1.1%
ALTERNATIVE LIVING SERVICES, INC. (HEALTH CARE)                            1.1%
MUELLER INDUSTRIES, INC. (BASIC INDUSTRIES)                                1.1%

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

PORTFOLIO REVIEW

The J.P. Morgan International Opportunities Portfolio returned 4.73% for the year ended December 31, 1998. However, the portfolio underperformed the 14.46% return of its benchmark, the MSCI All Country World Free ex-U.S. Index, for the same period.

The portfolio's net asset value per share decreased from $10.60 on December 31, 1997, to $10.52 on December 31, 1998, the end of the period under review, after making distributions of approximately $0.16 per share from net investment income, approximately $0.33 per share from long-term capital gains, and $0.13 per share from short-term capital gains. The portfolio's net assets advanced from $6.8 million on December 31, 1997, to $9.8 million on December 31, 1998.

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the portfolio on January 3, 1995* would have been worth $14,040 at December 31, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE INCEPTION

JANUARY 3, 1995 -- DECEMBER 31,1998

[GRAPH]

                                                                                                                 Lipper
                     J.P. Morgan                                                                             Variable Annuity
                    International         MSCI All Country     MSCI All Country                                International
                    Opportunities           World Free              World                                      Opportunities
                      Portfolio            ex-U.S. Index        ex-U.S. Index         MSCI EAFE Index          Fund Average
31-Dec                 $10,000                $10,000               $10,000                $10,000                $10,000
30-Jun                 $10,230                $10,149               $10,233                $10,260                $11,430
31-Dec                 $11,236                $10,853               $10,994                $11,121                $11,959
30-Jun                 $12,002                $11,461               $11,580                $11,623                $12,356
31-Dec                 $12,715                $11,574               $11,728                $11,793                $13,354
30-Jun                 $14,034                $13,065               $13,218                $13,115                $15,403
31-Dec                 $13,406                $11,773               $11,968                $12,003                $14,411
30-Jun                 $14,540                $13,147               $13,401                $13,915                $16,606
31-Dec                 $14,040                $13,431               $13,698                $14,403                $17,200

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC
AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.


PERFORMANCE                                            TOTAL RETURNS       AVERAGE ANNUAL TOTAL RETURNS
                                                       -----------------   ----------------------------------------
                                                       THREE     SIX       ONE            THREE          SINCE
AS OF DECEMBER 31, 1998                                MONTHS    MONTHS    YEAR           YEARS          INCEPTION*
------------------------------------------------------------------------   ----------------------------------------
J.P. Morgan International
   Opportunities Portfolio                             21.06%    -3.44%    4.73%          7.71%          8.85%
MSCI All Country World Free ex-U.S. Index****          20.42%    2.22%     14.46%         7.61%          8.18%
MSCI All Country World ex-U.S. Index***                20.33%    2.16%     14.09%         7.36%          7.65%
MSCI EAFE Index**                                      20.66%    3.51%     20.00%         9.00%          9.55%
Lipper Variable Annuity
   International Opportunities Fund Average            16.45%    -2.68%    13.26%         11.12%         12.41%

*1/3/95 -- COMMENCEMENT OF OPERATIONS.
**MSCI EAFE INDEX IS AN UNMANAGED INDEX THAT TRACKS THE AVERAGE PERFORMANCE OF OVER 900 SECURITIES LISTED ON THE STOCK EXCHANGES OF COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST. ***MSCI ALL COUNTRY WORLD EX-U.S. INDEX IS AN UNMANAGED INDEX THAT MEASURES DEVELOPED AND EMERGING FOREIGN STOCK MARKET PERFORMANCE. ****MSCI ALL COUNTRY WORLD FREE EX-U.S. INDEX IS AN UNMANAGED INDEX THAT MEASURES DEVELOPED AND EMERGING FOREIGN STOCK MARKET PERFORMANCE. THE INDICES DO NOT INCLUDE FEES OR OPERATING EXPENSES, AND ARE NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. FOREIGN INVESTING INVOLVES SPECIAL RISK, INCLUDING ECONOMIC AND POLITICAL INSTABILITY AND CURRENCY FLUCTUATIONS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NIGEL F. EMMETT, a portfolio manager with the International Equity Group. Nigel joined J.P. Morgan in 1997. Prior to J.P. Morgan, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in Economics from Manchester University, is an Associate Member of the Institute of Investment Management and Research (AIIMR), and is a Chartered Financial Analyst. This interview was conducted on January 15, 1999, and reflects Nigel's views on that date.

HOW DID THE INTERNATIONAL MARKETS PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 1998?

NE: The past year saw considerable volatility as the crisis in Asia that began in 1997 worsened and spread to Russia, and then to Latin America. Russia's troubles, in particular, affected all global equity markets, especially Europe.

The fourth quarter of 1998 showed some improvement, however, and most of the returns for the full year came in the last three months. The markets, which had overreacted to negative events in the second and third quarters, rallied on coordinated monetary easing in Europe and the U.S. At the end of the year, international markets began to look fully valued.

Continental Europe demonstrated considerable strength on the basis of continued corporate restructurings, increased mergers and acquisitions activity, and the positive reaction to the advent of monetary union. We believe there is room for further growth in Europe.

In the U.K., the economy has slowed, but we see some value there. Low inflation has left room for further central bank easings, and we do not expect a recession.

Japan's outlook is quite gloomy. Exacerbated by weak consumer confidence, the country has sunk further into recession.

HOW DID THE J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 1998?

NE: The portfolio lagged its benchmark and its peers, returning 4.73% for the full year. The MSCI All Country World Free ex-U.S. Index returned 14.46%, the MSCI All Country World ex-U.S. Index returned 14.09%, and the Lipper Variable Annuity Average earned 13.26%.

The portfolio seeks to add value primarily through bottom-up stock picking, with attention also paid to country allocation decisions and active currency management. Over the past year, our country allocations contributed to performance, but our stock selection and currency management held us back.

World markets in 1998 were extremely narrow. Momentum was king, as stocks that had run continued to run. Investors flocked to the larger companies in search of perceived stability and growth. Throughout the year, the big names paid off.

Our style, meanwhile, was punished. We seek out the cheapest stocks around the globe, conducting proprietary analysis to determine which stocks are undervalued and fairly valued. We do not buy stocks our research deems overvalued. In 1998, this style of stock picking suffered. We believe, however, that good money managers stick with their discipline, even when their style is out of favor. Only with consistent approach can a manager earn superior long-term returns.

WHICH STOCKS ADDED TO THE PORTFOLIO'S RETURNS?

NE: We enjoyed strong returns from STMicroelectronics, a French technology company. The stock was up 69% in the fourth quarter of 1998, after suffering severe losses in the third quarter. This was the case with many stocks - those that were hit too hard in the third quarter rebounded strongly in the fourth quarter.

STMicroelectronics sells at a discount to its U.S. peers such as Motorola, and it stands to benefit from a turnaround in the chip market that is anticipated in late 1999.

Our holding in Vivendi, a French utility company, also contributed to our performance. The company performed well in the fourth quarter, boosted by the strength of its mobile phone subsidiary. We like this stock because it tempers the growth in its phone business with earnings stability from its traditional utility divisions.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S RETURNS?

NE: Mitsubishi, the second largest importer/exporter in Japan, hampered the portfolio in 1998. The company is involved in several business, including information systems, chemicals, machinery, and food. Mitsubishi is restructuring its steel business in order to improve efficiency, and the market reacted poorly to several of the writeoffs the company took.

HOW WILL EMU AFFECT THE PORTFOLIO?

NE: January 1, 1999 brought a significant event for international investors: the start of Europe's Economic and Monetary Union (EMU). EMU represents the effort to replace the separate currencies of eleven major European countries (Germany, France, Belgium, the Netherlands, Luxembourg, Italy, Ireland, Spain, Portugal, Austria, and Finland) with a single currency, the euro. While EMU occurred after the fund's reporting period, we have already adjusted our perspective to better position the fund for this event.

More recently, and going forward, our portfolio construction within continental Europe will have more of a focus on identifying the most attractive stocks within an industry across the region, rather than within each individual country. With 11 of the 15 European Union countries having adopted the euro, market correlation has risen and in all likelihood it will continue to do so.

Thus, the ability to add value in continental Europe through country allocation has declined and we expect our fundemental research driven process to become even more important going forward.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

NE: While most world equity markets appear pretty fully valued, we believe international equities offer more value. We are overweight the U.K., however, although Japan is suffering a recession, we have found some attractive stocks in that country. Our bottom-up stock picking has uncovered several companies in the emerging markets that we believe demonstrate good value. We have some cautious exposure to the Asian markets.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE

J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the portfolio is subject to foreign market, political, and currency risks.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
1/3/95

--------------------------------------------------------------------------------
NET ASSETS AS OF 12/31/98
$9,787,610

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
4/29/99

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
4/29/99

EXPENSE RATIO

The portfolio's annualized expense ratio of 1.20% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS

ALL DATA AS OF DECEMBER 31, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

EUROPE/AFRICA                                            72.4%
JAPAN                                                    12.4%
ASIA PACIFIC                                              6.2%
LATIN AMERICA                                             2.5%
CANADA                                                    1.5%
SHORT-TERM INVESTMENTS                                    5.0%

LARGEST HOLDINGS
(EXCLUDING SHORT-TERM HOLDINGS)                          % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
VIVENDI (FRANCE)                                                           3.38%
AUTOLIV, INC. (SDR) (SWEDEN)                                               2.29%
SWISSCOM AG (SWITZERLAND)                                                  2.29%
SCHWEIZERISCHE RUECKVERSICHERUNGS-
  GESELLSCHAFTAG (SWITZERLAND)                                             2.28%
IBERDROLA SA (SPAIN)                                                       2.05%
NESTLE SA (SWITZERLAND)                                                    2.02%
MUENCHENER RUECKVERSICHERUNGS-
  GESELLSCHAFTAG (GERMANY)                                                 1.98%
LYOLDS TSB GROUP PLC (UNITED KINGDOM)                                      1.88%
ZURICH ALLIED AG (SWITZERLAND)                                             1.83%
PHILIPS ELECTRONICS NV (NETHERLANDS)                                       1.82%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. IS THE TRUST'S INVESTMENT ADVISOR. SHARES OF THE PORTFOLIOS PRESENTLY ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND QUALIFIED PENSION AND RETIREMENT PLANS OUTSIDE THE SEPARATE ACCOUNT CONTEXT.

Shares of the portfolios and investments in the variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Return and share price will fluctuate and redemption value may be more or less than original cost.

Reference to specific securities and their issuers are for illustrative purposes only and should not be interpreted as recommendations to purchase or sell these securities. There is no assurance the portfolios will continue to hold these securities. Opinions expressed herein are subject to change without notice.

PLEASE CALL (800) 221-7930 FOR A PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING CONTRACT CHARGES AND DEDUCTIONS, AND PORTFOLIO FEES AND EXPENSES. PLEASE READ THE PROSPECTUSES FOR COMPLETE DETAILS INCLUDING RISK CONSIDERATIONS.

                     THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                            YIELD-TO-
(IN THOUSANDS)                  SECURITY DESCRIPTION                 MATURITY DATES   MATURITY       VALUE
--------------    -------------------------------------------------  --------------   ---------   -----------
U.S. TREASURY OBLIGATIONS (96.7%)
$       2,028     United States Treasury Bills.....................       01/21/99       3.573%   $ 2,023,155
                                                                                                  -----------
OTHER INVESTMENT COMPANIES (2.7%)
           56     SSGA Money Market Fund...........................       01/04/99       5.590         55,660
                                                                                                  -----------
                  TOTAL INVESTMENTS (COST $2,078,815) (99.4%)..................................     2,078,815
                  OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%).................................        12,900
                                                                                                  -----------
                  NET ASSETS (100.0%)..........................................................   $ 2,091,715
                                                                                                  -----------
                                                                                                  -----------

------------------------------
Note: For federal income tax purposes, the cost of securities at December 31, 1998, was substantially the same as the cost for financial statement purposes.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                           RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
-----------    -------------------------------------------------  ------------   ------------
CERTIFICATES OF DEPOSIT-FOREIGN (0.2%)
$    75,000    Canadian Imperial Bank of Commerce, N.Y., 6.200%
                 due 08/01/00 (cost $75,011)....................    Aa3/AA-      $     75,956
                                                                                 ------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (15.0%)
FINANCIAL SERVICES (15.0%)
    200,000    Bear Stearns Structured Securities Inc., REMIC:
                 Sequential Payer, Series 1997-2, Class 1A5,
                 Callable, (144A), 7.000% due 08/25/36..........     Aaa/NR           201,344
     75,000    BTC Mortgage Investors Trust, Series 1997-S1,
                 Class B, (144A), 6.445% due 12/31/09...........     NR/AA             75,000
    166,339    Countrywide Home Loans, Sequential Payer, Series
                 1998-5, Class A, Callable, 6.750% due
                 05/25/28.......................................     NR/AAA           165,533
    181,248    CS First Boston Mortgage Securities Corp.,
                 Sequential Payer, Series 1997-C2, Class A1,
                 Callable, 6.400% due 02/17/04..................    Aaa/AAA           185,156
    100,000    CS First Boston Mortgage Securities Corp.,
                 Subordinated Bond, Series 1997-C2, Class B,
                 Callable, 6.720% due 11/17/07..................     Aa2/NR           104,531
    168,029    Deutsche Mortgage & Asset Receiving Corp.,
                 Sequential Payer, Series 1998-C1, Class A1,
                 Partially Callable, 6.220% due 09/15/07........     Aaa/NR           170,025
    145,000    Discover Card Master Trust I, Series 1998-7,
                 Class A, Callable, 5.600% due 05/15/06.........    Aaa/AAA           145,227
    200,000    First Omni Bank Credit Card Master Trust, Series
                 1996-A, Class A, Callable, 6.650% due
                 09/15/03.......................................    Aaa/AAA           203,084
  1,280,000    First Union-Lehman Brothers-Bank of America,
                 Sequential Payer, Series 1998-C2, Class A2,
                 Partially Callable, 6.560% due 11/18/08........    Aaa/AAA         1,330,000
     60,000    Green Tree Financial Corp., Sequential Payer,
                 Series 1994-1, Class A4, Callable, 7.200% due
                 04/15/19.......................................     Aa2/NR            61,562
    200,000    Green Tree Home Improvement Loan Trust,
                 Sequential Payer, AS, Series 1997-E, Class
                 HEA2, Callable, 6.390% due 01/15/29............     NR/AAA           204,652
     11,301    Green Tree Recreational, Equipment & Consumer
                 Trust, Sequential Payer, Series 1996-A, Class
                 A1, Callable, 5.550% due 02/15/18..............    Aaa/AAA            11,363
  1,000,000    Illinois Power Special Purpose Trust, Sequential
                 Payer, Series 1998-1, Class A4, SCH, Callable,
                 5.340% due 06/25/05(t).........................    Aaa/AAA           999,947
    200,000    Morgan Stanley Capital I, Inc., REMIC: SC,
                 Subordinated Bond, CSTR, Series 1997-RR, Class
                 D, Callable, (144A), 7.740% due 04/30/39.......     NR/NR            161,687
     87,006    Morgan Stanley Capital I, Inc., Sequential Payer,
                 Series 1998-WF1, Class A1, Partially Callable,
                 6.250% due 07/15/07............................     NR/AAA            88,392
    107,925    Premier Auto Trust, Sequential Payer, Series
                 1995-3, Class A5, Callable, 6.150% due
                 03/06/00.......................................    Aaa/AAA           108,094
    350,000    Premier Auto Trust, Sequential Payer, Series
                 1998-5, Class A4, Callable, 5.190% due
                 04/08/03.......................................    Aaa/AAA           350,164
    183,333    Sears Credit Account Master Trust, Series 1996-2,
                 Class A, Callable, 6.500% due 10/15/03.........    Aaa/AAA           184,232
     48,979    The Money Store Home Equity Trust, Series 1997-B,
                 Class A3, Callable, 6.520% due 07/15/12........    Aaa/AAA            50,035
     30,182    World Omni Automobile Lease Securitization Trust,
                 Sequential Payer, Series 1996-A, Class A1,
                 Callable, 6.300% due 06/25/02..................    Aaa/AAA            30,182

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                           RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
-----------    -------------------------------------------------  ------------   ------------
FINANCIAL SERVICES (CONTINUED)
$    14,323    World Omni Automobile Lease Securitization Trust,
                 Sequential Payer, Series 1996-B, Class A1,
                 Callable, 5.950% due 11/15/02..................    Aaa/AAA      $     14,324
     49,785    World Omni Automobile Lease Securitization Trust,
                 Sequential Payer, Series 1997-A, Class A2,
                 Callable, 6.750% due 06/25/03..................    Aaa/AAA            51,108
                                                                                 ------------
                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                     ASSET BACKED SECURITIES (COST
                     $4,913,053)................................                    4,895,642
                                                                                 ------------

CONVERTIBLE BONDS (0.0%)
RETAIL (0.0%)
     10,000    Corporate Express, Inc., Callable 07/01/99,
                 4.500% due 07/01/00 (cost $9,226)..............      B3/B              8,437
                                                                                 ------------

CORPORATE OBLIGATIONS (23.0%)
AEROSPACE (0.5%)
     50,000    Lockheed Martin Corp., 6.550% due 05/15/99.......    A3/BBB+            50,189
    100,000    Northrop Grumman Corp., Callable 10/15/04, 9.375%
                 due 10/15/24...................................   Baa3/BBB-          117,615
                                                                                 ------------
                                                                                      167,804
                                                                                 ------------

APPARELS & TEXTILES (0.3%)
     25,000    Fruit of the Loom, Inc., Refunding, 6.500% due
                 11/15/03.......................................    Ba1/BB+            23,995
     25,000    Fruit of the Loom, Inc., Refunding, 7.875% due
                 10/15/99.......................................    Ba1/BB-            25,246
     15,000    Polymer Group, Inc., Series B, Callable 07/01/02,
                 9.000% due 07/01/07............................      B2/B             14,812
     20,000    Westpoint Stevens, Inc., Callable, 7.875% due
                 06/15/05.......................................     Ba3/BB            20,500
                                                                                 ------------
                                                                                       84,553
                                                                                 ------------

BANKING (0.2%)
     50,000    Keycorp, Refunding, 8.400% due 04/01/99..........    A2/BBB+            50,336
                                                                                 ------------

BROADCASTING & PUBLISHING (0.2%)
     27,000    Capstar Broadcasting, Callable 02/01/02, 0.000%
                 due 02/01/09(v)................................     B3/B-             22,207
     40,000    Clear Channel Communication, Inc., Callable,
                 7.250% due 10/15/27............................   Baa3/BBB-           40,184
                                                                                 ------------
                                                                                       62,391
                                                                                 ------------

BUILDING MATERIALS (1.1%)
    350,000    Armstrong World, Inc., 6.350% due 08/15/03.......    Baa1/A-           355,796
                                                                                 ------------

CHEMICALS (0.4%)
    150,000    Cytec Industries, Inc., MOPPRS, 6.846% due
                 05/11/05(v)....................................    Baa2/BBB          145,917
                                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                           RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
-----------    -------------------------------------------------  ------------   ------------
ELECTRIC (1.3%)
$     8,000    Calpine Corp., 7.875% due 04/01/08...............    Ba2/BB-      $      8,040
     50,000    Niagara Mohawk Power Corp., Series B, Callable,
                 7.000% due 10/01/00............................    Ba2/BB+            50,626
     50,000    Pacific Corp., Series H, MTN, Callable, 6.750%
                 due 07/15/04...................................     A2/A+             53,233
    300,000    Scana Corp., Series B, MTN, 5.810% due
                 10/23/08.......................................      A3/A            300,108
                                                                                 ------------
                                                                                      412,007
                                                                                 ------------

ELECTRONICS (0.2%)
     50,000    Motorola, Inc., 7.500% due 05/15/25..............    Aa3/AA-            56,759
                                                                                 ------------

ENERGY SOURCE (0.4%)
      7,000    Cogentrix Energy, Inc., Callable, (144A), 8.750%
                 due 10/15/08...................................    Ba1/BB+             7,525
    100,000    NGC Corp., Callable, 7.625% due 10/15/26.........   Baa2/BBB+          108,382
                                                                                 ------------
                                                                                      115,907
                                                                                 ------------

ENTERTAINMENT, LEISURE & MEDIA (1.2%)
     30,000    Fox/Liberty Networks LLC, Callable 08/15/02,
                 8.875% due 08/15/07............................      B1/B             30,600
     30,000    Jacor Communications Co., Series B, Callable
                 06/15/02, 8.750% due 06/15/07..................      B2/B             31,462
     50,000    Lamar Advertising Co., Callable 09/15/02, 8.625%
                 due 09/15/07...................................      B1/B             51,687
    250,000    J Seagram & Sons, 7.600% due 12/15/28............   Baa3/BBB-          251,130
                                                                                 ------------
                                                                                      364,879
                                                                                 ------------

FINANCIAL SERVICES (10.2%)
    250,000    Associates Corp. N.A., 6.250% due 11/01/08.......    Aa3/AA-           259,580
     45,000    Associates Corp. N.A., Putable, 5.960% due
                 05/15/37.......................................    Aa3/AA-            46,323
    100,000    Banc One Corp., 7.625% due 10/15/26..............      A1/A            114,399
     50,000    Chrysler Financial Corp., Series P, MTN, 6.320%
                 due 07/14/99...................................     A2/A+             50,313
     50,000    FCB/NC Capital Trust I, Callable 03/01/08, 8.050%
                 due 03/01/28...................................    Baa3/BB+           54,041
     50,000    Ford Motor Credit Co., 6.375% due 09/15/99.......      A1/A             50,457
    250,000    Ford Motor Credit Co., MTN, 5.990% due
                 02/27/01.......................................      A1/A            253,075
    300,000    Ford Motor Credit Co., MTN, 7.470% due
                 07/29/99(t)....................................      A1/A            304,104
     50,000    General Motors Acceptance Corp., MTN, 5.900% due
                 03/06/00.......................................      A2/A             50,275
     50,000    Household Finance Corp., MTN, 6.780% due
                 04/17/01(v)....................................      A2/A             51,284
    300,000    Household Finance Corp., Series E, MTN, 5.519%
                 due 06/17/05(v)................................      A2/A            295,020
    100,000    Keystone Financial Mid-Atlantic Funding, MTN,
                 6.500% due 05/31/08............................   Baa2/BBB+          105,355
    100,000    Nationsbank Corp., 7.250% due 10/15/25...........     Aa3/A            109,464
    450,000    Norwest Financial, Inc., Callable 07/15/07,
                 7.200% due 04/01/04............................     Aa3/A+           480,897
    100,000    Safeco Capital Trust I, 8.072% due 07/15/37......      A3/A            105,868
     50,000    Sears Roebuck Acceptance Corp., Series 1, MTN,
                 6.220% due 03/25/99............................     A2/A-             50,131

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                           RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
-----------    -------------------------------------------------  ------------   ------------
FINANCIAL SERVICES (CONTINUED)
$   400,000    Southern Co. Capital Trust II, Callable 02/15/07,
                 8.140% due 02/15/27............................     A3/A-       $    432,256
    500,000    Toyota Motor Credit Corp., 5.625% due
                 11/13/03(s)....................................    Aa1/AAA           504,310
                                                                                 ------------
                                                                                    3,317,152
                                                                                 ------------

HEALTH SERVICES (0.3%)
     25,000    Genesis Health Ventures, Callable 06/15/00,
                 9.750% due 06/15/05............................     B2/B-             24,781
     10,000    Paracelsus Healthcare Corp., Callable 08/15/01,
                 10.000% due 08/15/06...........................     B3/B-              9,175
     40,000    Tenet Healthcare Corp., (144A), Callable, 7.625%
                 due 06/01/08...................................    Ba1/BB+            40,851
     15,000    Tenet Healthcare Corp., Callable 01/15/02, 8.625%
                 due 01/15/07...................................    Ba3/BB-            16,040
                                                                                 ------------
                                                                                       90,847
                                                                                 ------------

METALS & MINING (0.2%)
     50,000    P&L Coal Holdings Corp., Series B, Callable
                 05/15/03, 9.625% due 05/15/08..................      B2/B             50,750
                                                                                 ------------

NATURAL GAS (0.9%)
     50,000    Atlantic Richfield Co., 8.250% due 02/01/22......      A2/A             61,436
    200,000    Columbia Energy Group, Series G, 7.620% due
                 11/28/25.......................................    A3/BBB+           215,432
                                                                                 ------------
                                                                                      276,868
                                                                                 ------------

OIL-PRODUCTION (0.1%)
     30,000    Ocean Energy Inc., Series B, Callable 07/15/02,
                 8.875% due 07/15/07............................     B1/BB-            29,700
     15,000    Plains Resources Inc., Series D, Callable
                 03/15/01, 10.250% due 03/15/06.................     B2/B-             15,000
                                                                                 ------------
                                                                                       44,700
                                                                                 ------------

OIL-SERVICES (0.3%)
    100,000    Lasmo (USA) Inc., Callable, 7.300% due
                 11/15/27.......................................    Baa2/BBB           92,633
                                                                                 ------------

PERSONAL CARE (0.2%)
     50,000    Procter & Gamble Co., Callable, 6.450% due
                 01/15/26.......................................     Aa2/AA            52,314
                                                                                 ------------

POLLUTION CONTROL (0.0%)
      5,000    Allied Waste North America Inc., Callable,
                 (144A), 7.625% due 01/01/06....................     Ba2/BB             5,063
                                                                                 ------------

RAILROADS (0.9%)
    300,000    Union Pacific Corp., 5.780% due 10/15/01.........   Baa3/BBB-          296,427
                                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                           RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
-----------    -------------------------------------------------  ------------   ------------
TELECOMMUNICATIONS (0.1%)
$    15,000    McLeodUSA, Inc., Callable 07/15/02, 9.250% due
                 07/15/07.......................................     B2/B+       $     15,544
     10,000    Qwest Communications International, Inc., Series
                 B, Callable 04/01/02, 10.875% due 04/01/07.....    Ba1/BB+            11,513
                                                                                 ------------
                                                                                       27,057
                                                                                 ------------

TELEPHONE (1.4%)
    250,000    Pacific Bell/SBC Communications, Inc., 6.125% due
                 02/15/08(t)....................................     A1/AA-           260,435
    175,000    US West Capital Funding, Inc., Callable, 6.250%
                 due 07/15/05(s)................................     A3/A-            182,161
                                                                                 ------------
                                                                                      442,596
                                                                                 ------------

TRANSPORTATION (0.0%)
     15,000    Atlantic Express Transportation Corp., Callable
                 02/01/01, 10.750% due 02/01/04.................      B2/B             15,225
                                                                                 ------------

UTILITIES (2.6%)
    200,000    Atmos Energy Corp., Callable, 6.750% due
                 07/15/28.......................................     A3/A-            193,046
    300,000    Consolidated Edison NY, Series 98-D, Callable
                 10/01/08, 6.900% due 10/01/28..................     A1/A+            307,473
    350,000    Texas Utilities, 5.940% due 10/15/01(t)..........    Baa3/BBB          349,878
                                                                                 ------------
                                                                                      850,397
                                                                                 ------------
                   TOTAL CORPORATE OBLIGATIONS (COST
                     $7,245,506)................................                    7,378,378
                                                                                 ------------

FOREIGN CORPORATE OBLIGATIONS (2.7%)
CANADA (1.8%)
BROADCASTING & PUBLISHING
     15,000    Rogers Cablesystems Ltd., Callable 12/01/02,
                 10.000% due 12/01/07...........................    Ba3/BB+            16,894

FINANCIAL SERVICES
    200,000    McKesson Finance of Canada, (144A), 6.550% due
                 11/01/02.......................................     A3/A-            204,572

FOOD, BEVERAGES & TOBACCO
     25,000    Cott Corp., Callable 07/01/00, 8.500% due
                 05/01/07.......................................     Ba3/B+            23,313

GAS-PIPELINES
     50,000    Trans-Canada Pipelines, MTN, 7.060% due
                 10/14/25.......................................     A2/A-             50,962

OIL PRODUCTION
     49,960    Express Pipeline LP, Series B, Callable, Sinking
                 Fund, (144A), 7.390% due 12/31/19..............   Baa3/BBB-           47,087

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                           RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
-----------    -------------------------------------------------  ------------   ------------
TRANSPORT & SERVICES
$   250,000    Laidlaw Inc., 6.500% due 05/01/05................   Baa3/BBB+     $    245,920
                                                                                 ------------
                                                                                      588,748
                                                                                 ------------

HONG KONG (0.0%)
BANKING
      4,000    Bangkok Bank Public Co. Ltd, (144A), 7.250% due
                 09/15/05.......................................     B2/B+              2,735
                                                                                 ------------

UNITED KINGDOM (0.9%)
ELECTRIC
    300,000    United Utilities PLC, Callable, 6.250% due
                 08/15/05.......................................      A2/A            302,130
                                                                                 ------------
                   TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                     $890,064)..................................                      893,613
                                                                                 ------------

FOREIGN GOVERNMENT OBLIGATIONS (4.8%)
CANADA (2.2%)
    175,000    Hydro-Quebec, Series HQ, 9.500% due 11/15/30.....     A2/A+            243,854
    200,000    Province of Ontario, 6.000% due 02/21/06(t)......    Aa3/AA-           206,504
    250,000    Province of Ontario, 7.625% due 06/22/04(t)......    Aa3/AA-           275,498
                                                                                 ------------
                                                                                      725,856
                                                                                 ------------

ITALY (0.3%)
    100,000    Republic of Italy, 6.875% due 09/27/23...........     Aa3/AA           108,755
                                                                                 ------------

SUPRANATIONAL OBLIGATIONS (2.3%)
    275,000    Inter-American Development Bank, 5.375% due
                 11/18/08.......................................    Aaa/AAA           277,126
    410,000    Inter-American Development Bank, 7.000% due
                 06/15/25.......................................    Aaa/AAA           460,020
                                                                                 ------------
                                                                                      737,146
                                                                                 ------------
                   TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST
                     $1,530,197)................................                    1,571,757
                                                                                 ------------

SOVEREIGN BONDS (2.2%)
ARGENTINA (0.3%)
    131,600    Republic of Argentina, Series L, Callable,
                 Sinking Fund, 6.188% due 03/31/05(v)...........     Ba3/BB           110,873
                                                                                 ------------

BULGARIA (0.4%)
    200,000    Republic of Bulgaria IAB PDI, Callable, Sinking
                 Fund, 6.688% due 07/28/11(v)...................     B2/NR            134,500
                                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                           RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
-----------    -------------------------------------------------  ------------   ------------
MEXICO (0.6%)
$    50,000    Petroleos Mexicanos, (144A), 7.750% due
                 10/29/99.......................................     Ba2/BB      $     50,000
    130,000    United Mexican States Global Bonds, 11.500% due
                 05/15/26.......................................     Ba2/BB           137,800
                                                                                 ------------
                                                                                      187,800
                                                                                 ------------

PANAMA (0.5%)
    200,385    Republic of Panama PDI, Series 20 Year, 6.688%
                 due 07/17/16(v)................................    Ba1/BB+           148,285
                                                                                 ------------

POLAND (0.0%)
     15,000    Republic of Poland Bearer PDI, Callable, Sinking
                 Fund, 5.000% due 10/27/14(v)...................   Baa3/BBB-           13,950
                                                                                 ------------

SOUTH KOREA (0.4%)
    135,000    Republic of Korea Global Bonds, 8.875% due
                 04/15/08.......................................    Ba1/BB+           138,957
                                                                                 ------------
                   TOTAL SOVEREIGN BONDS (COST $738,199)........                      734,365
                                                                                 ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (33.0%)
FEDERAL HOME LOAN MORTGAGE CORP. (8.1%)
    112,293    6.000% due 04/01/11..............................                      112,702
     95,018    7.000% due 02/01/26..............................                       96,816
  1,235,966    7.000% due 02/01/28..............................                    1,260,154
     30,155    8.000% due 11/01/26..............................                       31,176
     89,560    8.500% due 08/01/26..............................                       93,528
    310,000    REMIC: PAC(11), Series 1694, Class PQ, Partially
                 Callable, 6.500%
                 due 09/15/23(t)................................                      319,272
    762,254    REMIC: Sequential Payer, Series 2080, Class Z,
                 Partially Callable, 6.500% due 08/15/28........                      727,022
                                                                                 ------------
                                                                                    2,640,670
                                                                                 ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (20.4%)
    337,049    7.000% due 05/01/28..............................                      343,870
  1,479,944    7.000% due 08/01/28..............................                    1,509,972
     71,663    8.500% due 05/01/09..............................                       74,414
    300,000    REMIC: PAC-1(11), Series 1993-78, Class G, 6.500%
                 due 11/25/07...................................                      306,642
  2,800,000    TBA, January, 6.000% due 12/01/28................                    2,758,875
  1,640,000    TBA, January, 6.500% due 12/01/28................                    1,648,200
                                                                                 ------------
                                                                                    6,641,973
                                                                                 ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (4.5%)
     91,957    6.500% due 12/15/23..............................                       92,849
    339,061    7.000% due 08/15/12..............................                      348,544
    501,773    7.000% due 07/15/28..............................                      513,529

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                  MOODY'S/S&P
 PRINCIPAL                                                           RATING
  AMOUNT                     SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
-----------    -------------------------------------------------  ------------   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$   424,674    7.000% due 09/15/28..............................                 $    434,624
     82,264    7.500% due 02/15/27..............................                       84,790
                                                                                 ------------
                                                                                    1,474,336
                                                                                 ------------
                   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                     (COST $10,699,410).........................                   10,756,979
                                                                                 ------------

U.S. TREASURY OBLIGATIONS (13.8%)
U.S. TREASURY BONDS (6.1%)
    200,000    6.500% due 11/15/26(s)...........................                      232,972
  1,468,000    6.750% due 08/15/26(t)...........................                    1,759,295
                                                                                 ------------
                                                                                    1,992,267
                                                                                 ------------

U.S. TREASURY NOTES (7.7%)
    625,000    5.375% due 06/30/03(s)...........................                      643,025
      5,000    5.750% due 08/15/03..............................                        5,221
    505,000    5.875% due 02/15/00(s)...........................                      511,666
    327,000    6.250% due 02/28/02(t)...........................                      341,954
    225,000    6.500% due 08/15/05(s)...........................                      247,372
     15,000    6.625% due 03/31/02..............................                       15,861
    485,000    6.625% due 06/30/01(s)...........................                      507,616
    191,000    6.875% due 05/15/06(s)...........................                      216,340
     15,000    7.875% due 11/15/04..............................                       17,372
                                                                                 ------------
                                                                                    2,506,427
                                                                                 ------------
                   TOTAL U.S. TREASURY OBLIGATIONS (COST
                     $4,440,521)................................                    4,498,694
                                                                                 ------------

CONVERTIBLE PREFERRED STOCKS (0.3%)
INDUSTRIAL PRODUCTS & SERVICES (0.3%)
        100    Home Ownership Funding, (144A), 13.330% due
                 12/30/06(v) (cost $100,104)....................     Aaa/NR            94,457
                                                                                 ------------

SHORT-TERM INVESTMENTS (15.2%)
U.S. TREASURY OBLIGATIONS (14.9%)
  4,871,000    Bills, 3.573% due 01/21/99(s)(y).................     4,859,346
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                     SECURITY DESCRIPTION                    VALUE
-----------    -------------------------------------------------  ------------
OTHER INVESTMENT COMPANIES (0.3%)
$    82,220    SSGA Money Market Fund...........................  $     82,220
                                                                  ------------
                   TOTAL SHORT-TERM INVESTMENTS (COST
                    $4,941,566).................................     4,941,566
                                                                  ------------
               TOTAL INVESTMENTS (COST $35,582,857) (110.2%)....    35,849,844
               LIABILITIES IN EXCESS OF OTHER ASSETS (-10.2%)...    (3,308,388)
                                                                  ------------
               NET ASSETS (100.0%)..............................  $ 32,541,456
                                                                  ------------
                                                                  ------------

------------------------------
Note: Based on the cost of securities of $35,583,141 for federal income tax purposes at December 31, 1998, the aggregate gross unrealized appreciation and depreciation was $371,974 and $105,271, respectively, resulting in net unrealized appreciation of $266,703.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $4,955,798 of the market value has been segregated.

(t) - All or a portion of the security has been segregated as collateral for when issued/TBA securities.

(v) - Rate shown reflects current rate on variable rate instruments or instruments with step coupon.

(y) - Yield-to-maturity.

144A - Securities restricted for resale to Qualified Institutional Buyers.

AS - Accelerated Security.

CSTR - Collateral Strip Rate.

IAB - Interest in Arrears Bond.

MOPPRS - Mandatory Par Put Remarked Securities.

MTN - Medium Term Note.

NR - Not rated.

PDI - Past Due Interest.

REMIC - Real Estate Mortgage Investment Conduit.

SC - Structured Collateral.

SCH - Scheduled Payment

TBA - Securities purchased (sold) on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------
COMMON STOCKS (89.7%)
BASIC INDUSTRIES (4.6%)
CHEMICALS (1.3%)
Rohm & Haas Co...................................   5,700    $    171,712
Union Carbide Corp...............................   1,700          72,250
                                                             ------------
                                                                  243,962
                                                             ------------

FOREST PRODUCTS & PAPER (2.3%)
Georgia-Pacific Group............................   4,100         240,106
Temple-Inland, Inc...............................   3,100         183,869
                                                             ------------
                                                                  423,975
                                                             ------------

METALS & MINING (1.0%)
Allegheny Teledyne, Inc..........................   9,200         188,025
                                                             ------------
  TOTAL BASIC INDUSTRIES.........................                 855,962
                                                             ------------

CONSUMER GOODS & SERVICES (15.6%)
ENTERTAINMENT, LEISURE & MEDIA (3.5%)
Fox Entertainment Group, Inc., Class A+..........   1,200          30,225
Hasbro, Inc......................................   4,500         162,562
International Game Technology....................   8,000         194,500
Mirage Resorts, Inc.+............................   6,900         103,069
Seagram Company Ltd.(i)..........................   4,100         155,800
                                                             ------------
                                                                  646,156
                                                             ------------

FOOD, BEVERAGES & TOBACCO (6.1%)
Anheuser Busch Companies, Inc....................   1,800         118,125
General Mills, Inc...............................   2,300         178,825
PepsiCo, Inc.....................................   8,000         327,500
Philip Morris Companies, Inc.....................   6,600         353,100
Ralston-Ralston Purina Group.....................   4,400         142,450
                                                             ------------
                                                                1,120,000
                                                             ------------
HOUSEHOLD PRODUCTS (1.5%)
Procter & Gamble Co..............................   3,100         283,069
                                                             ------------

RETAIL (4.5%)
American Stores Co...............................   3,900         144,056
Circuit City Stores, Inc.........................   7,000         349,562
Federated Department Stores, Inc.+...............   2,900         126,331

              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------
RETAIL (CONTINUED)
Toys `R' Us, Inc.+...............................   4,600    $     77,625
Wal-Mart Stores, Inc.............................   1,700         138,444
                                                             ------------
                                                                  836,018
                                                             ------------
  TOTAL CONSUMER GOODS & SERVICES................               2,885,243
                                                             ------------

ENERGY (7.1%)
OIL-PRODUCTION (6.9%)
Atlantic Richfield Co............................   5,600         365,400
Mobil Corp.......................................   2,300         200,387
Phillips Petroleum Co............................   4,300         183,287
Royal Dutch Petroleum Co. (ADR)..................   3,700         177,137
Tosco Corp.......................................  13,200         341,550
                                                             ------------
                                                                1,267,761
                                                             ------------

OIL-SERVICES (0.2%)
Cooper Cameron Corp.+............................   1,600          39,200
                                                             ------------
  TOTAL ENERGY...................................               1,306,961
                                                             ------------

FINANCE (13.9%)
BANKING (8.1%)
Astoria Financial Corp...........................   3,135         144,014
BankAmerica Corp.(s).............................   7,162         430,615
Bankers Trust Corp...............................   2,600         222,137
Citigroup, Inc...................................   7,014         347,193
Washington Mutual, Inc.(s).......................   5,750         219,578
Wells Fargo & Co.................................   3,400         135,787
                                                             ------------
                                                                1,499,324
                                                             ------------

FINANCIAL SERVICES (2.0%)
American Express Co..............................     900          92,025
CIT Group, Inc., Class A.........................   5,000         159,062
Federal National Mortgage Association............   1,600         118,400
                                                             ------------
                                                                  369,487
                                                             ------------

INSURANCE (2.9%)
Ambac Financial Group, Inc.......................   1,300          78,244
American International Group, Inc................     450          43,481
Marsh & McLennan Companies, Inc..................   2,550         149,016
UNUM Corp........................................   4,700         274,362
                                                             ------------
                                                                  545,103
                                                             ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------
REAL ESTATE INVESTMENT TRUSTS (0.9%)
Starwood Hotels & Resorts+.......................   7,000    $    158,813
                                                             ------------
  TOTAL FINANCE..................................               2,572,727
                                                             ------------
HEALTHCARE (11.3%)
BIOTECHNOLOGY (0.5%)
Genzyme Corp.+...................................   1,900          94,466
                                                             ------------

HEALTH SERVICES (2.5%)
HEALTHSOUTH Corp.+...............................   8,400         129,675
Humana, Inc.+....................................   8,000         142,500
Perkin-Elmer Corp................................   2,000         195,125
                                                             ------------
                                                                  467,300
                                                             ------------
PHARMACEUTICALS (8.3%)
Alza Corp.+......................................   4,300         224,675
American Home Products Corp......................   4,000         225,250
Bristol-Myers Squibb Co..........................   3,100         414,819
Forest Laboratories, Inc.+.......................   1,600          85,100
Monsanto Co......................................  10,200         484,500
Warner-Lambert Co................................   1,300          97,744
                                                             ------------
                                                                1,532,088
                                                             ------------
  TOTAL HEALTHCARE...............................               2,093,854
                                                             ------------
INDUSTRIAL PRODUCTS & SERVICES (9.6%)
AEROSPACE (0.6%)
Boeing Co........................................   3,500         114,188
                                                             ------------

CAPITAL GOODS (0.4%)
Eaton Corp.......................................   1,000          70,688
                                                             ------------
COMMERCIAL SERVICES (2.6%)
Cendant Corp.+...................................  16,400         312,625
Service Corp. International......................   4,300         163,669
                                                             ------------
                                                                  476,294
                                                             ------------

DIVERSIFIED MANUFACTURING (3.5%)
AlliedSignal, Inc................................   3,500         155,094
Coltec Industries, Inc.+.........................   3,300          64,350
Cooper Industries, Inc...........................   1,100          52,456
Sensormatic Electronics Corp.+...................     800           5,550
Tyco International Ltd...........................   5,016         378,395
                                                             ------------
                                                                  655,845
                                                             ------------
              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------

PACKAGING & CONTAINERS (0.9%)
Kimberly-Clark Corp..............................   3,100    $    168,950
                                                             ------------

POLLUTION CONTROL (1.6%)
Waste Management, Inc............................   6,492         302,690
                                                             ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........               1,788,655
                                                             ------------

TECHNOLOGY (15.8%)
COMPUTER PERIPHERALS (2.0%)
EMC Corp.+.......................................   4,400         374,000
                                                             ------------

COMPUTER SOFTWARE (2.7%)
Microsoft Corp.+.................................   3,100         429,447
Oracle Corp.+....................................   1,700          73,366
                                                             ------------
                                                                  502,813
                                                             ------------

COMPUTER SYSTEMS (4.9%)
Compaq Computer Corp.............................   4,600         192,913
International Business Machines Corp.............   2,400         443,400
Sun Microsystems, Inc.+..........................   3,200         273,800
                                                             ------------
                                                                  910,113
                                                             ------------

ELECTRONICS (1.5%)
Cisco Systems, Inc.+.............................   3,000         278,531
                                                             ------------

SEMICONDUCTORS (1.1%)
General Semiconductor, Inc.+.....................     900           7,369
Intel Corp.......................................     800          94,825
Texas Instruments, Inc...........................   1,200         102,675
                                                             ------------
                                                                  204,869
                                                             ------------

TELECOMMUNICATION SERVICES (1.6%)
MCI WorldCom, Inc.+..............................   4,000         287,125
                                                             ------------

TELECOMMUNICATIONS-EQUIPMENT (2.0%)
Commscope, Inc.+.................................   6,366         107,028
Lucent Technologies, Inc.........................   2,300         253,000
                                                             ------------
                                                                  360,028
                                                             ------------
  TOTAL TECHNOLOGY...............................               2,917,479
                                                             ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------
TRANSPORTATION (2.2%)
RAILROADS (2.2%)
Union Pacific Corp.(s)...........................   9,000    $    405,563
                                                             ------------

UTILITIES (9.6%)
ELECTRIC (3.2%)
Central & South West Corp........................   2,300          63,106
Northern States Power Co.........................   5,100         141,525
PP&L Resources, Inc..............................   7,900         220,213
Texas Utilities Co...............................   3,500         163,406
                                                             ------------
                                                                  588,250
                                                             ------------

GAS-PIPELINES (1.3%)
Columbia Energy Group............................   4,100         236,775
                                                             ------------
TELEPHONE (5.1%)
AT & T Corp......................................   4,300         323,575
Bell Atlantic Corp.(s)...........................   2,200         116,600
GTE Corp.........................................   5,200         338,000
SBC Communications, Inc..........................   3,200         171,600
                                                             ------------
                                                                  949,775
                                                             ------------
  TOTAL UTILITIES................................               1,774,800
                                                             ------------
  TOTAL COMMON STOCKS (COST $14,706,824).........              16,601,244
                                                             ------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
FIXED INCOME SECURITIES (0.6%)
U.S. TREASURY OBLIGATIONS (0.6%)
U.S. TREASURY NOTES (0.6%)
5.88% due 11/15/99 (cost $101,063)(s)............  $   100,000        101,033
                                                                 ------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------   ------------
SHORT-TERM INVESTMENTS (9.8%)
OTHER INVESTMENT COMPANIES (0.3%)
SSGA Money Market Fund...........................  $    67,007   $     67,007
                                                                 ------------

U.S. TREASURY OBLIGATIONS (9.5%)
U.S. Treasury Bill, 3.573% due 01/21/99(y).......    1,756,000      1,751,726
                                                                 ------------
  TOTAL SHORT-TERM INVESTMENTS
   (COST $1,818,733).............................                   1,818,733
                                                                 ------------
TOTAL INVESTMENTS (COST $16,626,620) (100.1%).................
                                                                   18,521,010
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%).................
                                                                      (10,122)
                                                                 ------------
NET ASSETS (100.0%)...........................................   $ 18,510,888
                                                                 ------------
                                                                 ------------

------------------------------
Note: Based on the cost of securities of $16,630,375 for federal income tax purposes at December 31, 1998, the aggregate gross unrealized appreciation and depreciation was $2,667,792 and $777,157, respectively, resulting in net unrealized appreciation of $1,890,635.

+ - Non-income producing security.

(i) - Foreign security.

ADR - American Depositary Receipt.

(y) - Yield-to-maturity.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $1,273,329, of the market value has been segregated.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
COMMON STOCKS (93.1%)
BASIC INDUSTRIES (8.7%)
CHEMICALS (3.4%)
Albemarle Corp...................................        4,900   $   116,375
Bush Boake Allen, Inc.+..........................        1,000        35,250
General Chemical Group, Inc......................          900        12,487
Geon Co..........................................        2,600        59,800
Minerals Technologies, Inc.......................          200         8,187
                                                                 -----------
                                                                     232,099
                                                                 -----------
FOREST PRODUCTS & PAPER (2.4%)
Caraustar Industries, Inc........................        4,000       114,000
Universal Forest Products, Inc...................        2,400        48,075
                                                                 -----------
                                                                     162,075
                                                                 -----------

METALS & MINING (2.9%)
Commercial Metals Co.............................        2,700        74,925
Mueller Industries, Inc.+........................        3,700        75,156
Schnitzer Steel Industries, Inc., Class A........        1,500        21,797
Steel Technologies, Inc..........................          800         5,500
USEC, Inc........................................        1,500        20,812
                                                                 -----------
                                                                     198,190
                                                                 -----------
  TOTAL BASIC INDUSTRIES.........................                    592,364
                                                                 -----------

CONSUMER GOODS & SERVICES (11.4%)
APPARELS & TEXTILES (0.3%)
Columbia Sportwear Co.+..........................          600        10,087
Interface, Inc...................................        1,100        10,209
                                                                 -----------
                                                                      20,296
                                                                 -----------
AUTOMOTIVE (0.7%)
Amcast Industrial Corp...........................          900        17,212
Sonic Automotive, Inc.+..........................          900        30,994
                                                                 -----------
                                                                      48,206
                                                                 -----------

BROADCASTING & PUBLISHING (1.4%)
Banta Corp.......................................          600        16,425
Emmis Communications Corp., Class A+.............          500        21,687
HA-LO Industries, Inc.+..........................        1,500        56,437
Journal Register Co.+............................          200         3,000
                                                                 -----------
                                                                      97,549
                                                                 -----------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

EDUCATION (1.2%)
Education Management Corp.+......................        1,400   $    32,944
ITT Educational Services, Inc.+..................        1,400        47,600
                                                                 -----------
                                                                      80,544
                                                                 -----------

ENTERTAINMENT, LEISURE & MEDIA (1.9%)
Cinar Films Inc., Class B+.......................        1,100        27,706
Imax Corp.+......................................        1,900        60,206
MGM Grand, Inc.+.................................          500        13,562
Steiner Leisure Ltd.(i)+.........................        1,000        31,969
                                                                 -----------
                                                                     133,443
                                                                 -----------

FOOD, BEVERAGES & TOBACCO (0.8%)
American Italian Pasta Co., Class A+.............          900        23,737
Beringer Wine Estates Holdings, Inc., Class B+...          400        17,812
Coors (Adolph) Co................................          200        11,294
                                                                 -----------
                                                                      52,843
                                                                 -----------

HOUSEHOLD APPLIANCES & FURNISHINGS (0.7%)
Bush Industries, Inc., Class A...................        1,400        17,412
Select Comfort Corp.+............................          100         2,669
Stanley Furniture Co., Inc.+.....................        1,500        27,750
                                                                 -----------
                                                                      47,831
                                                                 -----------

RESTAURANTS & HOTELS (0.9%)
CEC Entertainment, Inc.+.........................        1,000        27,750
Extended Stay America, Inc.+.....................        1,400        14,700
P.F. Chang's China Bistro, Inc.+.................          200         4,487
Papa John's International, Inc.+.................          400        17,625
                                                                 -----------
                                                                      64,562
                                                                 -----------

RETAIL (3.5%)
Fingerhut Companies, Inc.........................        1,700        26,244
Garden Ridge Corp.+..............................        3,900        35,344
Lithia Motors, Inc., Class A+....................        2,200        36,162
O'Reilly Automotive, Inc.+.......................          200         9,412
PETsMART, Inc.+..................................        2,500        27,031
School Specialty, Inc.+..........................          800        17,200

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
RETAIL (CONTINUED)
ShopKo Stores, Inc.+.............................        1,600   $    53,200
Urban Outfitters, Inc.+..........................        1,800        31,331
                                                                 -----------
                                                                     235,924
                                                                 -----------
  TOTAL CONSUMER GOODS & SERVICES................                    781,198
                                                                 -----------
ENERGY (2.4%)
GAS EXPLORATION (1.8%)
Devon Energy Corp................................        1,200        36,825
Newfield Exploration Co.+........................        2,300        48,012
St. Mary Land & Exploration Co...................        1,100        20,556
Tesoro Petroleum Corp.+..........................        1,500        18,187
                                                                 -----------
                                                                     123,580
                                                                 -----------

OIL-SERVICES (0.6%)
Input/Output, Inc.+..............................        1,600        11,700
National-Oilwell, Inc.+..........................        1,200        13,425
Smith International, Inc.+.......................          700        17,631
                                                                 -----------
                                                                      42,756
                                                                 -----------
  TOTAL ENERGY...................................                    166,336
                                                                 -----------

FINANCE (21.8%)
BANKING (9.8%)
BancorpSouth, Inc.+..............................          300         5,419
Bank of Commerce.................................        1,500        24,937
Bank United Corp., Class A.......................        2,600       101,806
Banknorth Group, Inc.............................        1,100        41,387
Colonial BancGroup, Inc..........................        4,900        58,800
Commercial Federal Corp..........................          950        22,028
Community First Bankshares, Inc..................        2,000        42,062
FirstFed Financial Corp.+........................        3,400        60,775
Flagstar Bancorp, Inc............................        1,700        45,369
GBC Bancorp......................................        1,000        25,656
Hamilton Bancorp, Inc.+..........................          300         7,894
HUBCO, Inc.......................................        1,916        58,019
Irwin Financial Corp.............................          300         8,081
National Commerce Bancorporation.................        3,100        57,641
Prime Bancshares, Inc............................          700        11,944
Republic Banking Corp. of Florida................        1,500        15,797
Southwest Bancorporation of Texas, Inc.+.........          500         8,906
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
BANKING (CONTINUED)

Summit Bancshares, Inc...........................          200   $     3,725
Sun Bancorp, Inc.+...............................          300         5,569
TeleBanc Financial Corp.+........................          600        20,512
Trustco Bank Corp................................          849        25,470
Westamerica Bancorporation.......................          500        18,391
                                                                 -----------
                                                                     670,188
                                                                 -----------

FINANCIAL SERVICES (2.5%)
Allied Capital Corp..............................          700        12,141
Amresco, Inc.+...................................        1,500        13,172
ARM Financial Group, Inc.........................        1,200        26,625
Heller Financial, Inc............................          500        14,687
Investors Financial Services Corp................          100         5,969
Litchfield Financial Corp........................        1,505        28,971
Ocwen Financial Corp.+...........................        1,900        23,394
Willis Lease Finance Corp.+......................        2,800        44,450
                                                                 -----------
                                                                     169,409
                                                                 -----------

INSURANCE (3.1%)
Annuity and Life Re (Holdings) Ltd.(i)...........        1,400        37,450
Capital Re Corp..................................        3,900        78,244
MONY Group, Inc.+................................          100         3,131
RenaissanceRe Holdings Ltd.(i)...................        2,600        95,225
                                                                 -----------
                                                                     214,050
                                                                 -----------

REAL ESTATE INVESTMENT TRUSTS (6.4%)
Arden Realty Group, Inc..........................        1,600        37,100
Burnham Pacific Properties, Inc..................        2,700        32,569
CBL & Associates Properties, Inc.................          800        20,650
Charles E. Smith Residential Realty, Inc.........          300         9,637
Cousins Properties, Inc..........................        2,000        64,500
ElderTrust.......................................          400         4,600
Federal Realty Investment Trust+.................          100         2,362
LaSalle Hotel Properties.........................          900         9,337
Macerich Co......................................          900        23,062
Manufactured Home Communities, Inc...............        1,700        42,606
Meristar Hospitality Corp........................        1,732        32,150
Mills Corp.......................................          700        13,912
National Golf Properties, Inc....................        1,000        28,938

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Post Properties, Inc.............................        1,669   $    64,152
Weeks Corp.......................................        1,900        53,556
                                                                 -----------
                                                                     439,131
                                                                 -----------
  TOTAL FINANCE..................................                  1,492,778
                                                                 -----------
HEALTHCARE (10.6%)
BIOTECHNOLOGY (4.3%)
Affymetrix, Inc.+................................          200         4,831
Applied Analytical Industries, Inc.+.............        3,100        54,250
Human Genome Sciences, Inc.+.....................        2,100        74,484
IDEC Pharmaceuticals Corp.+......................          700        32,944
Incyte Pharmaceuticals, Inc.+....................          800        29,850
Millennium Pharmaceuticals, Inc.+................        1,500        38,719
SangStat Medical Corp.+..........................        2,600        55,575
                                                                 -----------
                                                                     290,653
                                                                 -----------

HEALTH SERVICES (2.8%)
Alternative Living Services, Inc.+...............        2,260        77,405
Eclipsys Corp.+..................................          200         5,788
IDX Systems Corp.+...............................          400        17,625
Lifeline Systems, Inc.+..........................          200         5,050
Pediatrix Medical Group, Inc.+...................          700        41,956
Renal Care Group, Inc.+..........................        1,050        30,450
Sunrise Assisted Living, Inc.+...................          300        15,506
                                                                 -----------
                                                                     193,780
                                                                 -----------

MEDICAL SUPPLIES (2.6%)
CONMED Corp.+....................................          800        26,300
Endocardial Solutions, Inc.+.....................          600         5,925
Focal, Inc.+.....................................        1,000         9,563
Kensey Nash Corp.+...............................        2,500        20,547
ResMed, Inc.+....................................          400        18,150
Sola International, Inc.+........................        1,700        29,325
Ventana Medical Systems, Inc.+...................        2,800        60,375
Vital Signs, Inc.................................          300         5,278
                                                                 -----------
                                                                     175,463
                                                                 -----------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

PHARMACEUTICALS (0.9%)
Kos Pharmaceuticals, Inc.+.......................        1,300   $     7,597
Ligand Pharmaceuticals, Class B+.................        3,700        42,897
U.S. Bioscience, Inc.+...........................        1,200         8,625
                                                                 -----------
                                                                      59,119
                                                                 -----------
  TOTAL HEALTHCARE...............................                    719,015
                                                                 -----------

INDUSTRIAL PRODUCTS & SERVICES (8.1%)
BUILDING MATERIALS (0.5%)
Comfort Systems USA, Inc.+.......................          900        16,088
Service Experts, Inc.+...........................          700        20,475
                                                                 -----------
                                                                      36,563
                                                                 -----------

CAPITAL GOODS (2.6%)
ABC Rail Products Corp.+.........................          500         6,141
Applied Power, Inc., Class A.....................          500        18,875
IDEX Corp........................................        1,650        40,425
MagneTek, Inc.+..................................        1,800        20,813
Modine Manufacturing Co..........................        1,400        50,663
Shaw Group, Inc.+................................        1,400        11,200
Wabash National Corp.............................        1,600        32,500
                                                                 -----------
                                                                     180,617
                                                                 -----------

COMMERCIAL SERVICES (1.0%)
Century Business Services, Inc.+.................          400         5,763
On Assignment, Inc.+.............................          500        17,078
Pinkertons, Inc.+................................        1,000        21,313
Source Information Management Co.+...............          900        10,350
Wackenhut Corrections Corp.+.....................          500        14,313
                                                                 -----------
                                                                      68,817
                                                                 -----------

CONSTRUCTION & HOUSING (1.3%)
D.R. Horton, Inc.................................        3,954        90,942
                                                                 -----------

DIVERSIFIED MANUFACTURING (0.5%)
Intermet Corp....................................        2,400        31,350
                                                                 -----------

ELECTRICAL EQUIPMENT (1.0%)
Anixter International, Inc.+.....................        3,400        69,063
                                                                 -----------

MACHINERY (0.2%)
Sauer, Inc.......................................        1,700        12,856
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
MANUFACTURING (0.3%)
AptarGroup, Inc.+................................          500   $    14,031
Rock of Ages Corp.+..............................          400         5,600
                                                                 -----------
                                                                      19,631
                                                                 -----------

PACKAGING & CONTAINERS (0.4%)
Ivex Packaging Corp.+............................        1,200        27,900
                                                                 -----------

POLLUTION CONTROL (0.3%)
Tetra Technologies, Inc.+........................        1,700        18,594
                                                                 -----------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                    556,333
                                                                 -----------

TECHNOLOGY (20.1%)
AEROSPACE (2.1%)
L-3 Communications Holdings, Inc.+...............          700        32,594
Orbital Sciences Corp.+..........................        2,450       108,413
                                                                 -----------
                                                                     141,007
                                                                 -----------
COMPUTER PERIPHERALS (2.8%)
Bolder Technologies Corp.+.......................          400         4,900
HMT Technology Corp.+............................        4,200        53,813
Hutchinson Technology, Inc.+.....................          900        31,866
Maxtor Corp.+....................................        3,700        52,031
Pinnacle Systems, Inc.+..........................          700        24,806
Proxim, Inc.+....................................          900        24,047
                                                                 -----------
                                                                     191,463
                                                                 -----------

COMPUTER SOFTWARE (6.3%)
Aspect Development, Inc.+........................          800        35,750
Aspen Technologies, Inc.+........................        1,200        17,325
BroadVision, Inc.+...............................        1,300        42,047
Concord Communications, Inc.+....................          100         5,725
Concur Technologies, Inc.+.......................          100         3,022
Exchange Applications, Inc.+.....................          100         1,956
HNC Software, Inc.+..............................        1,500        60,656
Legato Systems, Inc.+............................          600        39,544
Macromedia, Inc.+................................        1,200        40,388
MAPICS, Inc.+....................................        2,800        46,725
MicroStrategy, Inc.+.............................        1,100        34,375
New Era of Networks, Inc.+.......................          400        17,550
Transaction Systems Architects, Inc., Class A+...          700        35,219
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
COMPUTER SOFTWARE (CONTINUED)

TSI International Software Ltd.(i)+..............          200   $     9,675
Visio Corp.+.....................................        1,100        39,909
                                                                 -----------
                                                                     429,866
                                                                 -----------

COMPUTER SYSTEMS (0.8%)
Avid Technology, Inc.+...........................          600        14,063
Digital River, Inc.+.............................          400        14,300
Equant NV-NY Registered Shares+..................          200        13,563
Quickturn Design System, Inc.+...................        1,100        15,709
                                                                 -----------
                                                                      57,635
                                                                 -----------

INFORMATION PROCESSING (3.3%)
CNET, Inc.+......................................          300        15,984
Condor Technology Solutions, Inc.+...............        2,000        19,875
CSG Systems International, Inc.+.................          700        55,213
Exodus Communications, Inc.+.....................        1,100        71,019
Metro Information Services, Inc.+................        1,100        32,519
Pegasus Systems, Inc.+...........................          600        21,525
Visual Networks, Inc.+...........................          300        11,241
                                                                 -----------
                                                                     227,376
                                                                 -----------

SEMICONDUCTORS (3.5%)
Applied Mircro Circuits Corp.+...................          900        30,600
ATMI, Inc.+......................................        1,900        48,094
Cognex Corp.+....................................          500         9,969
Exar Corp.+......................................          900        14,513
Integrated Device Technology, Inc.+..............        3,500        21,383
SDL, Inc.+.......................................        1,200        47,438
SIPEX Corp.+.....................................        1,000        35,469
Veeco Instruments, Inc.+.........................          600        31,725
                                                                 -----------
                                                                     239,191
                                                                 -----------

TELECOMMUNICATIONS-EQUIPMENT (1.3%)
ANTEC Corp.+.....................................          700        14,131
Excel Switching Corp.+...........................        1,800        68,681
Tekelec+.........................................          300         4,978
                                                                 -----------
                                                                      87,790
                                                                 -----------
  TOTAL TECHNOLOGY...............................                  1,374,328
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
TELECOMMUNICATIONS (3.8%)
TELECOMMUNICATION SERVICES (3.8%)
Concentric Network Corp.+........................        3,300   $   110,241
Global Crossing Ltd.(i)+.........................          800        36,050
Intermedia Communications, Inc.+.................          500         8,656
MetroNet Communications Corp., Class B+..........        2,000        67,000
NEXTLINK Communications, Inc., Class A+..........          300         8,588
Teligent, Inc., Class A+.........................          900        25,931
                                                                 -----------
                                                                     256,466
                                                                 -----------
  TOTAL TELECOMMUNICATIONS.......................                    256,466
                                                                 -----------
TRANSPORTATION (1.8%)
RAILROADS (0.2%)
Genesee & Wyoming Inc., Class A+.................        1,000        12,625
                                                                 -----------
TRANSPORT & SERVICES (0.5%)
C.H. Robinson Worldwide, Inc.+...................        1,200        31,088
                                                                 -----------
TRUCK & FREIGHT CARRIERS (1.1%)
Allied Holdings, Inc.+...........................        1,700        24,438
American Freightways Corp.+......................          700         8,072
Jevic Transportation, Inc.+......................          100           763
Werner Enterprises, Inc..........................        2,475        43,777
                                                                 -----------
                                                                      77,050
                                                                 -----------
  TOTAL TRANSPORTATION...........................                    120,763
                                                                 -----------
UTILITIES (4.4%)
ELECTRIC (1.8%)
Central Hudson Gas & Electric Corp...............        1,400        62,650
Cleco Corp.......................................        1,700        58,331
                                                                 -----------
                                                                     120,981
                                                                 -----------

NATURAL GAS (2.0%)
Atmos Energy Corp................................        2,000        64,500
Public Service Company of North Carolina, Inc....          700        18,200
Wicor, Inc.......................................        2,500        54,531
                                                                 -----------
                                                                     137,231
                                                                 -----------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

TELEPHONE (0.0%)
ITC DeltaCom, Inc.+..............................          200   $     3,038
                                                                 -----------

WATER (0.6%)
American States Water Co.........................          300         8,175
E'Town Corp......................................          700        33,163
                                                                 -----------
                                                                      41,338
                                                                 -----------
  TOTAL UTILITIES................................                    302,588
                                                                 -----------
  TOTAL COMMON STOCKS (COST $5,824,729)..........                  6,362,169
                                                                 -----------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
SHORT-TERM INVESTMENTS (8.8%)
OTHER INVESTMENT COMPANIES (0.6%)
SSGA Money Market Fund...........................  $    39,091        39,091
                                                                 -----------

U.S. TREASURY OBLIGATIONS (8.2%)
U.S.Treasury Bills, 3.573% due 1/21/99(y)........      562,000       560,650
                                                                 -----------
  TOTAL SHORT-TERM INVESTMENTS (COST $599,741)...                    599,741
                                                                 -----------
TOTAL INVESTMENTS
  (COST $6,424,470) (101.9%)..................................     6,961,910
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.9%).................
                                                                    (131,056)
                                                                 -----------
NET ASSETS (100.0%)...........................................   $ 6,830,854
                                                                 -----------
                                                                 -----------

------------------------------
Note: Based on the cost of investments of $6,477,942 for federal income tax purposes at December 31, 1998, the aggregate gross unrealized apreciation and depreciation was $958,639 and $474,671, respectively, resulting in net unrealized appreciation of $483,968.

+ - Non-income producing security.

(i) - Foreign security.

(y) - Yield-to-maturity.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
COMMON STOCK (90.6%)
ARGENTINA (0.7%)
YPF Sociedad Anonima (Spon. ADR)
  (Oil-Production)...............................      2,310   $    64,536
                                                               -----------

AUSTRALIA (2.7%)
News Corp. Ltd. (Broadcasting & Publishing)......      6,600        43,639
QBE Insurance Group Ltd. (Insurance).............     21,600        89,428
Telstra Corp. Ltd. (Telecommunication
  Services)+.....................................      5,100        23,868
WBK STRYPES Trust (Banking)......................        800        25,250
Westpac Banking Corp. Ltd. (Banking).............     12,528        83,911
                                                               -----------
                                                                   266,096
                                                               -----------
AUSTRIA (0.7%)
Bank Austria AG (Banking)........................      1,400        71,230
                                                               -----------

BELGIUM (0.5%)
PetroFina SA (Oil-Production)....................        100        45,848
                                                               -----------

CANADA (1.5%)
Royal Bank of Canada (Banking)...................      2,900       144,533
                                                               -----------

CHILE (0.0%)
Compania de Telecomunicaciones de Chile SA (Spon.
  ADR) (Telecommunication Services)..............         63         1,303
                                                               -----------

CZECH REPUBLIC (0.0%)
Central European Media Enterprises Ltd., Class A
  (Entertainment, Leisure & Media)+..............        200         1,312
                                                               -----------

DENMARK (2.4%)
Danisco A/S (Food, Beverages & Tobacco)..........      1,750        94,864
GN Store Nord A/S
  (Telecommunications-Equipment).................      4,000       141,413
                                                               -----------
                                                                   236,277
                                                               -----------

FINLAND (1.0%)
Rautaruukki OYJ, K Shares (Metals & Mining)......     15,600       101,365
                                                               -----------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------

FRANCE (15.2%)
Canal Plus (Broadcasting & Publishing)...........        200   $    54,601
Carrefour SA (Retail)............................        116        87,612
Christian Dior SA (Retail).......................        700        77,443
Compagnie de Saint Gobain (Building Materials)...        185        26,130
Compagnie Financiere de Paribas (Financial
  Services)......................................      1,899       165,117
Elf Aquitaine SA (Oil-Services)..................        978       113,102
Lagardere S.C.A. (Multi - Industry)..............      1,866        79,337
Rhodia SA (Chemicals)+...........................      5,694        86,643
Sanofi SA (Pharmaceuticals)......................        700       115,288
Societe Generale (Banking).......................        779       126,207
STMicroelectronics NV (Electronics)+.............      1,410       111,063
Total SA, B Shares (Oil-Services)................      1,111       112,572
Vivendi (Utilities)..............................      1,264       328,105
                                                               -----------
                                                                 1,483,220
                                                               -----------

GERMANY (8.1%)
BASF AG (Chemicals)..............................      2,700       103,103
Merck KGaA (Pharmaceuticals).....................      1,100        49,534
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)....................................        396       191,875
RWE AG (Utilities)...............................      2,960       162,171
Schering AG (Pharmaceuticals)....................        903       113,449
VEBA AG (Utilities)..............................      2,910       174,196
                                                               -----------
                                                                   794,328
                                                               -----------

GREECE (0.0%)
Hellenic Telecommunication Organization SA-OTE
  (Telecommunications)...........................         57         1,516
                                                               -----------

HONG KONG (1.6%)
Dao Heng Bank Group Ltd. (Banking)...............     36,000       111,294
SmarTone Telecommunications Holdings Ltd.
  (Telecommunication Services)...................     15,000        41,629
                                                               -----------
                                                                   152,923
                                                               -----------

ITALY (1.6%)
Bayerische Vita SPA (Insurance)+.................      3,000        19,195
Telecom Italia SPA - RNC (Telecommunication
  Services)......................................     22,100       139,391
                                                               -----------
                                                                   158,586
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
JAPAN (12.3%)
DDI Corp. (Telecommunications)...................         40   $   148,941
Fanuc Ltd. (Machinery)...........................      2,000        68,619
Fujitsu Ltd. (Computer Systems)..................      8,000       106,741
Ito - Yokado Co. Ltd. (Retail)...................      1,000        70,038
Mitsubishi Chemical Corp. (Chemicals)............     29,000        61,190
Mitsubishi Corp. (Wholesale & International
  Trade).........................................     19,000       109,489
Mitsui Trust & Banking Co. Ltd. (Banking)........     21,000        24,017
Rohm Co. Ltd. (Electrical Equipment).............      1,000        91,226
Sony Corp. (Electronics).........................      1,300        94,852
Tadano Ltd. (Machinery)..........................     17,000        49,283
Taiheiyo Cement Corp. (Building Materials).......     21,000        52,688
Takeda Chemical Industries (Chemicals)...........      3,000       115,695
Tostem Corp. (Construction & Housing)............      4,000        79,435
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)..............................      4,000       129,082
                                                               -----------
                                                                 1,201,296
                                                               -----------

MEXICO (1.0%)
Grupo Televisa SA (Spon. GDR) (Broadcasting &
  Publishing)+...................................      3,800        93,812
                                                               -----------
NETHERLANDS (4.1%)
Laurus NV (Retail)...............................      3,070        77,541
Philips Electronics NV (Electronics).............      2,624       176,176
TNT Post Group NV (Transport & Services).........        400        12,895
Unilever NV (Food, Beverages & Tobacco)..........        320        27,368
Vendex NV (Retail)...............................      2,600        63,176
Wolters Kluwer NV (Broadcasting & Publishing)....        200        42,821
                                                               -----------
                                                                   399,977
                                                               -----------
NEW ZEALAND (0.2%)
Fletcher Challenge Paper Division Ltd. (Forest
  Products & Paper)..............................     34,300        23,011
                                                               -----------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------

NORWAY (1.2%)
Sparebanken NOR (Banking)........................      3,960   $    76,926
Stolt - Nielsen SA (Spon. ADR)
  (Transportation)...............................      4,240        43,195
                                                               -----------
                                                                   120,121
                                                               -----------

PAKISTAN (0.6%)
Pakistan Telecommunications Corp. (GDR)
  (Telecommunications)...........................      1,590        60,786
                                                               -----------

PHILIPPINES (0.2%)
First Philippine Holdings Corp., Class B (Multi -
  Industry)......................................     43,900        23,700
                                                               -----------

PORTUGAL (0.6%)
Banco Pinto & Sotto Mayor SA (Banking)...........      3,326        63,061
                                                               -----------

RUSSIA (0.3%)
Surgutneftegaz (Spon. ADR) (Oil-Production)......      9,700        30,312
                                                               -----------

SOUTH AFRICA (1.8%)
ABSA Group Ltd. (Banking)........................      6,200        29,405
AngloGold Ltd. (Metals & Mining).................      1,989        77,496
South Africa Breweries Ltd. (Food, Beverages &
  Tobacco).......................................      3,900        65,767
                                                               -----------
                                                                   172,668
                                                               -----------

SOUTH KOREA (0.0%)
Samsung Electronics Co. Ltd. (GDR)(144A)
  (Electronics)+.................................          4           155
                                                               -----------

SPAIN (3.8%)
Acerinox SA (Metals & Mining)....................      2,126        49,590
ACS, Actividades de Construccion y Servicios SA
  (Construction & Housing).......................      3,000       118,568
Iberdrola SA (Electric)..........................     10,600       198,622
                                                               -----------
                                                                   366,780
                                                               -----------

SWEDEN (3.9%)
ABB AB, A Shares (Machinery).....................      4,800        51,224
Autoliv, Inc. (SDR) (Automotive Supplies)........      6,200       222,588

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
SWEDEN (CONTINUED)
Stora Enso OYJ, A Shares (Forest Products &
  Paper)+........................................      4,422   $    38,189
Stora Enso OYJ, R Shares (Forest Products &
  Paper)+........................................      8,205        71,871
                                                               -----------
                                                                   383,872
                                                               -----------
SWITZERLAND (11.8%)
Nestle SA (Food, Beverages & Tobacco)............         90       195,925
Roche Holding AG (Pharmaceuticals)...............         14       170,836
Schweizerische Rueckversicherungs-Gesellschaft
  (Insurance)....................................         85       221,616
Swisscom AG (Telecommunication Services)+........        530       221,881
UBS AG (Banking).................................        540       165,914
Zurich Allied AG (Insurance).....................        240       177,709
                                                               -----------
                                                                 1,153,881
                                                               -----------

TURKEY (0.1%)
Yapi ve Kredi Bankasi AS (Banking)...............    659,270         7,630
                                                               -----------

UNITED KINGDOM (12.7%)
Allied Zurich PLC (Insurance)+...................      6,750       101,581
British American Tobacco PLC (Food, Beverages &
  Tobacco).......................................      6,750        59,522
British Petroleum Co. PLC (Oil-Services).........          8           119
Cable & Wireless PLC (Telecommunications)........      6,900        84,494
Hays PLC (Commercial Services)...................      4,000        35,273
Lloyds TSB Group PLC (Banking)...................     12,800       182,512
LucasVarity PLC (Automotive Supplies)............     17,700        59,193
National Power PLC (Electric)....................      5,000        43,176
PIC International Group PLC (Food, Beverages &
  Tobacco).......................................     19,508        24,668
Royal & Sun Alliance Insurance Group PLC
  (Insurance)....................................      9,200        75,119
Shell Transport & Trading Co. (Oil-Services).....     18,100       111,425
SmithKline Beecham PLC (Pharmaceuticals).........      8,500       119,502
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------   -----------
UNITED KINGDOM (CONTINUED)
Tate & Lyle PLC (Food, Beverages & Tobacco)......     24,000   $   129,377
Unilever PLC (Food, Beverages & Tobacco).........      9,600       108,134
Zeneca Group PLC (Pharmaceuticals)...............      2,440       106,445
                                                               -----------
                                                                 1,240,540
                                                               -----------
  TOTAL COMMON STOCK (COST $8,364,996)...........                8,864,675
                                                               -----------

PREFERRED STOCK (2.9%)
AUSTRALIA (0.9%)
News Corp. Ltd. (Broadcasting & Publishing)......     14,600        88,924
                                                               -----------

BRAZIL (0.8%)
Tele Norte Leste Participacoes SA (ADR)
  (Telecommunication Services)...................      6,549        81,453
                                                               -----------

GERMANY (1.2%)
GEA AG (Manufacturing)...........................      3,000        72,049
Volkswagen AG (Automotive).......................        780        38,871
                                                               -----------
                                                                   110,920
                                                               -----------
  TOTAL PREFERRED STOCK (COST $291,831)..........                  281,297
                                                               -----------

                                                   PRINCIPAL
                                                    AMOUNT
                                                   ---------
CONVERTIBLE BONDS (0.7%)
                                                    (IN GBP)
                                                   ---------
UNITED KINGDOM (0.7%)
Compass Group PLC, 5.75% due 10/05/07 (Food,
  Beverages & Tobacco) (cost $67,028)............    25,000         72,479
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                   PRINCIPAL
              SECURITY DESCRIPTION                  AMOUNT        VALUE
-------------------------------------------------  ---------   -----------
SHORT-TERM INVESTMENTS (5.0%)
OTHER INVESTMENT COMPANIES (5.0%)
SSGA Money Market Fund (cost $488,131)...........  $488,131    $   488,131
                                                               -----------
TOTAL INVESTMENTS (COST $9,211,986) (99.2%).................
                                                                 9,706,582
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)................
                                                                    81,028
                                                               -----------
NET ASSETS (100.0%).........................................   $ 9,787,610
                                                               -----------
                                                               -----------

------------------------------
Note: Based on the cost of invesetments of $9,280,127 for federal income tax purposes at December 31, 1998, the aggregate gross unrealized appreciation and depreciation was $1,060,636 and $634,181 respectively, resulting in net unrealized appreciation of $426,455.

+ - Non-income producing security.

ADR - American Depositary Receipt.

GBP - British Pounds.

GDR - Global Depositary Receipt.

SDR - Swedish Depositary Receipt.

Spon. ADR - Sponsored ADR.

Spon. GDR - Sponsored GDR.

144A - Securities restricted for resale to Qualified Institutional Buyers.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION

                                                   PERCENT OF
                                                   PORTFOLIO
                                                   ----------
Banking..........................................     11.46%
Insurance........................................      9.03%
Pharmaceuticals..................................      8.28%
Food, Beverage & Tobacco.........................      8.02%
Utilities........................................      6.85%
Telecommunication Services.......................      5.25%
Short Term Investments...........................      5.03%
Electronics......................................      3.94%
Retail...........................................      3.87%
Chemicals........................................      3.78%
Oil-Services.....................................      3.47%
Broadcasting & Publishing........................      3.34%
Telecommunications...............................      3.05%
Automotive Supplies..............................      2.90%
Electric.........................................      2.49%
Metals & Mining..................................      2.35%
Construction & Housing...........................      2.04%
Machinery........................................      1.74%
Financial Services...............................      1.70%
Telecommunications-Equipment.....................      1.46%
Oil-Production...................................      1.45%
Forest Products & Paper..........................      1.37%
Wholesale & International Trade..................      1.13%
Computer Systems.................................      1.10%
Multi-Industry...................................      1.06%
Electrical Equipment.............................      0.94%
Building Materials...............................      0.81%
Manufacturing....................................      0.74%
Transportation...................................      0.45%
Automotive.......................................      0.40%
Commercial Services..............................      0.36%
Transport & Services.............................      0.13%
Entertainment, Leisure & Media...................      0.01%
                                                   ----------
                                                     100.00%
                                                   ----------
                                                   ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

J.P. MORGAN SERIES TRUST II
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                J.P. MORGAN                                          J.P. MORGAN       J.P. MORGAN
                                                 TREASURY         J.P. MORGAN      J.P. MORGAN          SMALL         INTERNATIONAL
                                               MONEY MARKET          BOND             EQUITY           COMPANY        OPPORTUNITIES
                                                 PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                               -------------     -------------     ------------     -------------     -------------
ASSETS
Investments, at Cost                           $  2,078,815      $ 35,582,857      $16,626,620      $  6,424,470      $  9,211,986
Foreign Currency, at Cost                                --                --               --                --            58,833
                                               -------------     -------------     ------------     -------------     -------------
                                               -------------     -------------     ------------     -------------     -------------
Investments, at Value                          $  2,078,815      $ 35,849,844      $18,521,010      $  6,961,910      $  9,706,582
Foreign Currency at Value                                --                --               --                --            59,133
Receivable for Investments Sold                          --           769,824           17,126            16,702            59,311
Dividends Receivable                                     --                --           21,855             5,802            11,084
Interest Receivable                                     193           297,965            1,142               508             1,914
Foreign Tax Reclaim Receivable                           --                --               --                --            16,358
Receivable for Expense Reimbursement                 32,548            40,317           27,392            50,314            58,209
Variation Margin Receivable                              --               235            4,069                --                --
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                     --            23,021               --                --             9,458
Deferred Organization Expenses                        1,978             1,978            1,978             1,978             1,978
Prepaid Trustees' Fees                                  271             8,636            4,408                --             2,281
Prepaid Expenses and Other Assets                       492             7,021            3,367             1,177             2,956
                                               -------------     -------------     ------------     -------------     -------------
    Total Assets                                  2,114,297        36,998,841       18,602,347         7,038,391         9,929,264
                                               -------------     -------------     ------------     -------------     -------------
LIABILITIES
Payable for Investments Purchased                        --         4,400,452           41,207           163,321            61,690
Payable to Custodian                                     --                --               --                --            13,056
Advisory Fee Payable                                    355             7,969            5,829             3,187             4,815
Custody Fee Payable                                     873             8,321           10,433            11,997            21,808
Administration Fee Payable                               19                36               25                --                 2
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                     --            11,054               --                --             5,129
Accrued Expenses                                     21,335            29,553           33,965            29,032            35,154
                                               -------------     -------------     ------------     -------------     -------------
    Total Liabilities                                22,582         4,457,385           91,459           207,537           141,654
                                               -------------     -------------     ------------     -------------     -------------
NET ASSETS                                     $  2,091,715      $ 32,541,456      $18,510,888      $  6,830,854      $  9,787,610
                                               -------------     -------------     ------------     -------------     -------------
                                               -------------     -------------     ------------     -------------     -------------
Shares of Beneficial Interest Outstanding (no
  par value, unlimited shares authorized)           227,345         2,789,303        1,168,513           576,010           930,051
                                               -------------     -------------     ------------     -------------     -------------
                                               -------------     -------------     ------------     -------------     -------------
Net Asset Value, Offering and Redemption
  Price per Share                              $       9.20      $      11.67      $     15.84      $      11.86      $      10.52
                                               -------------     -------------     ------------     -------------     -------------
                                               -------------     -------------     ------------     -------------     -------------
ANALYSIS OF NET ASSETS
Paid-in Capital                                $  2,079,785      $ 31,896,965      $16,348,462      $  6,541,667      $  9,978,965
Undistributed (Distributions in Excess of)
  Net Investment Income                              11,946           229,113           13,606             4,416            (1,168)
Accumulated (Distributions in Excess of) Net
  Realized Gain (Loss) on Investments,
  Futures and Foreign Currency Contracts and
  Transactions                                          (16)          124,287          190,860          (252,669)         (690,324)
Net Unrealized Appreciation of Investments,
  Futures and Foreign Currency Contracts and
  Translations                                           --           291,091        1,957,960           537,440           500,137
                                               -------------     -------------     ------------     -------------     -------------
    Net Assets                                 $  2,091,715      $ 32,541,456      $18,510,888      $  6,830,854      $  9,787,610
                                               -------------     -------------     ------------     -------------     -------------
                                               -------------     -------------     ------------     -------------     -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                   J.P. MORGAN                                J.P. MORGAN    J.P. MORGAN
                                                     TREASURY     J.P. MORGAN   J.P. MORGAN      SMALL      INTERNATIONAL
                                                   MONEY MARKET      BOND         EQUITY        COMPANY     OPPORTUNITIES
                                                    PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                   ------------   -----------   -----------   -----------   -------------
INVESTMENT INCOME
Dividend Income                                    $        --    $        --   $   183,750   $    65,738   $    142,482
Interest Income                                         85,779      1,356,261        33,461        16,032         13,937
Less: Foreign Taxes Withheld                                --         (1,345)         (499)           --        (17,623)
                                                   ------------   -----------   -----------   -----------   -------------
    Total Investment Income                             85,779      1,354,916       216,712        81,770        138,796
EXPENSES
Custodian Fees and Expenses                              3,955         49,152        44,384        70,312        124,742
Advisory Fee                                             3,569         66,165        50,702        34,337         50,778
Professional Fees and Expenses                          21,300         29,686        27,360        33,648         33,210
Trustees' Fees and Expenses                              3,222         27,730        19,722        10,715         12,746
Transfer Agent Expense                                  16,001         16,103        16,210        16,113         16,618
Printing Expenses                                       22,357         26,263        19,196        24,656         25,390
Insurance Expense                                        1,289          4,888         7,336         4,564          9,421
Amortization of Organization Expense                     1,975          1,975         1,975         1,975          1,975
Registration Fees                                           --          2,465            --            --            540
Administration Fee                                          23            281           148            75            110
                                                   ------------   -----------   -----------   -----------   -------------
    Total Expenses                                      73,691        224,708       187,033       196,395        275,530
Less: Reimbursement of Expenses                        (62,985)       (59,295)      (72,953)     (130,582)      (173,976)
                                                   ------------   -----------   -----------   -----------   -------------
NET EXPENSES                                            10,706        165,413       114,080        65,813        101,554
                                                   ------------   -----------   -----------   -----------   -------------
NET INVESTMENT INCOME                                   75,073      1,189,503       102,632        15,957         37,242
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                                  (16)       286,731     1,574,177       (85,540)      (163,952)
  Futures Contracts                                         --        162,785       163,920            --             --
  Foreign Currency Contracts and Transactions               --        (62,627)           --            --         41,061
                                                   ------------   -----------   -----------   -----------   -------------
    Net Realized Gain (Loss)                               (16)       386,889     1,738,097       (85,540)      (122,891)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                                8         72,422       923,471      (288,812)       365,253
  Futures Contracts                                         --          9,135        63,570            --             --
  Foreign Currency Contracts and Translations               --         11,271            --            --        (68,211)
                                                   ------------   -----------   -----------   -----------   -------------
    Net Change in Unrealized Appreciation
      (Depreciation)                               $         8    $    92,828   $   987,041   $  (288,812)  $    297,042
                                                   ------------   -----------   -----------   -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                  $    75,065    $ 1,669,220   $ 2,827,770   $  (358,395)  $    211,393
                                                   ------------   -----------   -----------   -----------   -------------
                                                   ------------   -----------   -----------   -----------   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       J.P. MORGAN                             J.P. MORGAN
                                                  TREASURY MONEY MARKET                           BOND
                                                        PORTFOLIO                               PORTFOLIO
                                          -------------------------------------   -------------------------------------
                                           FOR THE FISCAL      FOR THE FISCAL      FOR THE FISCAL      FOR THE FISCAL
                                             YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1998   DECEMBER 31, 1997
                                          -----------------   -----------------   -----------------   -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                     $         75,073    $        296,248    $      1,189,503    $        405,628
Net Realized Gain (Loss) on Investments,
  Futures and Foreign Currency Contracts
  and Transactions                                     (16)                 98             386,889              89,282
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures
  and Foreign Currency Contracts and
  Translations                                           8                (225)             92,828             156,748
                                          -----------------   -----------------   -----------------   -----------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations              75,065             296,121           1,669,220             651,658
                                          -----------------   -----------------   -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                             (290,681)            (68,567)           (978,066)           (371,448)
Net Realized Gain                                       --                (227)           (313,174)            (76,188)
In Excess of Net Realized Gain                          --                  --                  --                  --
                                          -----------------   -----------------   -----------------   -----------------
    Total Distributions to Shareholders           (290,681)            (68,794)         (1,291,240)           (447,636)
                                          -----------------   -----------------   -----------------   -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
Proceeds from Shares of Beneficial
  Interest Sold                                    414,157         235,434,828          24,436,288          13,586,133
Reinvestment of Dividends and
  Distributions                                    290,677             129,447           1,291,238             570,510
Cost of Shares of Beneficial Interest
  Redeemed                                         (14,738)       (235,560,885)         (9,463,175)         (1,243,619)
                                          -----------------   -----------------   -----------------   -----------------
    Net Increase from Transactions in
      Shares of Beneficial Interest                690,096               3,390          16,264,351          12,913,024
                                          -----------------   -----------------   -----------------   -----------------
    Total Increase in Net Assets                   474,480             230,717          16,642,331          13,117,046
NET ASSETS
Beginning of Fiscal Year                         1,617,235           1,386,518          15,899,125           2,782,079
                                          -----------------   -----------------   -----------------   -----------------
End of Fiscal Year                        $      2,091,715    $      1,617,235    $     32,541,456    $     15,899,125
                                          -----------------   -----------------   -----------------   -----------------
                                          -----------------   -----------------   -----------------   -----------------
Undistributed Net Investment Income       $         11,946    $        227,554    $        229,113    $         35,503
                                          -----------------   -----------------   -----------------   -----------------
                                          -----------------   -----------------   -----------------   -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------

                                                       J.P. MORGAN                             J.P. MORGAN
                                                         EQUITY                               SMALL COMPANY
                                                        PORTFOLIO                               PORTFOLIO
                                          -------------------------------------   -------------------------------------
                                           FOR THE FISCAL      FOR THE FISCAL      FOR THE FISCAL      FOR THE FISCAL
                                             YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1998   DECEMBER 31, 1997
                                          -----------------   -----------------   -----------------   -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                     $        102,632    $         57,487    $         15,957    $         13,566
Net Realized Gain (Loss) on Investments,
  Futures and Foreign Currency Contracts
  and Transactions                               1,738,097           1,503,440             (85,540)            552,703
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures
  and Foreign Currency Contracts and
  Translations                                     987,041             217,774            (288,812)            468,721
                                          -----------------   -----------------   -----------------   -----------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations           2,827,770           1,778,701            (358,395)          1,034,990
                                          -----------------   -----------------   -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                              (89,495)            (56,988)             (9,395)            (12,562)
Net Realized Gain                               (1,645,803)         (1,467,377)            (74,714)           (697,437)
In Excess of Net Realized Gain                          --                  --            (167,917)                 --
                                          -----------------   -----------------   -----------------   -----------------
    Total Distributions to Shareholders         (1,735,298)         (1,524,365)           (252,026)           (709,999)
                                          -----------------   -----------------   -----------------   -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
Proceeds from Shares of Beneficial
  Interest Sold                                  8,311,939           1,347,586           3,344,904             681,496
Reinvestment of Dividends and
  Distributions                                  1,735,296           2,071,106             252,063           1,128,681
Cost of Shares of Beneficial Interest
  Redeemed                                      (1,521,131)           (119,999)         (1,351,537)           (806,325)
                                          -----------------   -----------------   -----------------   -----------------
    Net Increase from Transactions in
      Shares of Beneficial Interest              8,526,104           3,298,693           2,245,430           1,003,852
                                          -----------------   -----------------   -----------------   -----------------
    Total Increase in Net Assets                 9,618,576           3,553,029           1,635,009           1,328,843
NET ASSETS
Beginning of Fiscal Year                         8,892,312           5,339,283           5,195,845           3,867,002
                                          -----------------   -----------------   -----------------   -----------------
End of Fiscal Year                        $     18,510,888    $      8,892,312    $      6,830,854    $      5,195,845
                                          -----------------   -----------------   -----------------   -----------------
                                          -----------------   -----------------   -----------------   -----------------
Undistributed Net Investment Income       $         13,606    $            499    $          4,416    $          1,960
                                          -----------------   -----------------   -----------------   -----------------
                                          -----------------   -----------------   -----------------   -----------------

                                                       J.P. MORGAN
                                               INTERNATIONAL OPPORTUNITIES
                                                        PORTFOLIO
                                          -------------------------------------
                                           FOR THE FISCAL      FOR THE FISCAL
                                             YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 1998   DECEMBER 31, 1997
                                          -----------------   -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                     $         37,242    $         59,735
Net Realized Gain (Loss) on Investments,
  Futures and Foreign Currency Contracts
  and Transactions                                (122,891)            628,587
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures
  and Foreign Currency Contracts and
  Translations                                     297,042            (347,165)
                                          -----------------   -----------------
    Net Increase (Decrease) in Net
      Assets Resulting from Operations             211,393             341,157
                                          -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                             (115,445)           (230,309)
Net Realized Gain                                       --            (727,719)
In Excess of Net Realized Gain                    (318,085)                 --
                                          -----------------   -----------------
    Total Distributions to Shareholders           (433,530)           (958,028)
                                          -----------------   -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
Proceeds from Shares of Beneficial
  Interest Sold                                  4,229,642           1,080,068
Reinvestment of Dividends and
  Distributions                                    433,529           1,255,869
Cost of Shares of Beneficial Interest
  Redeemed                                      (1,433,325)         (1,189,091)
                                          -----------------   -----------------
    Net Increase from Transactions in
      Shares of Beneficial Interest              3,229,846           1,146,846
                                          -----------------   -----------------
    Total Increase in Net Assets                 3,007,709             529,975
NET ASSETS
Beginning of Fiscal Year                         6,779,901           6,249,926
                                          -----------------   -----------------
End of Fiscal Year                        $      9,787,610    $      6,779,901
                                          -----------------   -----------------
                                          -----------------   -----------------
Undistributed Net Investment Income       $             --    $         12,994
                                          -----------------   -----------------
                                          -----------------   -----------------

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                 J.P. MORGAN
                                                            TREASURY MONEY MARKET
                                                                  PORTFOLIO
                                             ----------------------------------------------------
                                                                                       FOR THE
                                                                                       PERIOD
                                                                                     JANUARY 3,
                                                                                        1995
                                                                                    (COMMENCEMENT
                                                      FOR THE FISCAL                     OF
                                                        YEAR ENDED                   OPERATIONS)
                                                       DECEMBER 31,                    THROUGH
                                             ---------------------------------      DECEMBER 31,
                                              1998         1997         1996            1995
                                             -------      -------      -------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 10.56      $ 10.09      $ 10.06      $      10.00
                                             -------      -------      -------      -------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                           0.41(d)      0.51(d)      0.44              0.45
Net Realized and Unrealized Gain (Loss)
  on Investments                                0.00(a)(d)   (0.04)(d)    0.03              0.06
                                             -------      -------      -------      -------------
Total from Investment Operations                0.41         0.47         0.47              0.51
                                             -------      -------      -------      -------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                          (1.77)       (0.00)(a)    (0.44)            (0.45)
Net Realized Gain                                 --        (0.00)(a)       --                --
                                             -------      -------      -------      -------------
Total Distributions to Shareholders            (1.77)       (0.00)(a)    (0.44)            (0.45)
                                             -------      -------      -------      -------------

NET ASSET VALUE, END OF PERIOD               $  9.20      $ 10.56      $ 10.09      $      10.06
                                             -------      -------      -------      -------------
                                             -------      -------      -------      -------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                    4.28%        4.69%        4.69%             5.09%(b)
Net Assets, End of Period (in thousands)     $ 2,092      $ 1,617      $ 1,387      $      1,273
Ratios to Average Net Assets
  Net Expenses                                  0.60%        0.60%        0.60%             0.60%(c)
  Net Investment Income                         4.20%        7.23%        4.56%             4.95%(c)
  Expenses without Reimbursement                4.13%        1.35%        2.02%             2.77%(c)
  Portfolio Turnover                             N/A          N/A          N/A               N/A

------------------------
(a) Less than $0.01.

(b) Not annualized.

(c) Annualized.

(d) Based on Average Daily Shares Outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                          J.P. MORGAN
                                                                             BOND
                                                                           PORTFOLIO
                                                      ---------------------------------------------------
                                                                                               FOR THE
                                                                                               PERIOD
                                                                                             JANUARY 3,
                                                                                                1995
                                                                                            (COMMENCEMENT
                                                               FOR THE FISCAL                    OF
                                                                 YEAR ENDED                  OPERATIONS)
                                                                DECEMBER 31,                   THROUGH
                                                      --------------------------------      DECEMBER 31,
                                                       1998         1997         1996           1995
                                                      -------      -------      ------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 11.29      $ 10.65      $10.91      $      10.00
                                                      -------      -------      ------      -------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                    0.45         0.68(d)     0.47              0.58
Net Realized and Unrealized Gain (Loss) on
  Investments, Futures and Foreign Currency
  Transactions                                           0.45         0.31(d)    (0.25)             1.11
                                                      -------      -------      ------      -------------
Total from Investment Operations                         0.90         0.99        0.22              1.69
                                                      -------      -------      ------      -------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (0.39)       (0.27)      (0.47)            (0.58)
Net Realized Gain                                       (0.13)       (0.08)      (0.01)            (0.20)
                                                      -------      -------      ------      -------------
Total Distributions to Shareholders                     (0.52)       (0.35)      (0.48)            (0.78)
                                                      -------      -------      ------      -------------

NET ASSET VALUE, END OF PERIOD                        $ 11.67      $ 11.29      $10.65      $      10.91
                                                      -------      -------      ------      -------------
                                                      -------      -------      ------      -------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                             8.01%        9.38%       2.09%            16.85%(b)
Net Assets, End of Period (in thousands)              $32,541      $15,899      $2,782      $      1,417
Ratios to Average Net Assets
  Net Expenses                                           0.75%        0.75%       0.75%             0.75%(c)
  Net Investment Income                                  5.39%        6.20%       5.91%             6.00%(c)
  Expenses without Reimbursement                         1.02%        1.91%       2.18%             2.90%(c)
  Portfolio Turnover                                      179%         184%        198%              239%

------------------------
(b) Not annualized.

(c) Annualized.

(d) Based on Average Daily Shares Outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                      J.P. MORGAN
                                                                        EQUITY
                                                                       PORTFOLIO
                                                   -------------------------------------------------
                                                         FOR THE FISCAL            FOR THE PERIOD
                                                           YEAR ENDED              JANUARY 3, 1995
                                                          DECEMBER 31,            (COMMENCEMENT OF
                                                   ---------------------------   OPERATIONS) THROUGH
                                                    1998      1997      1996      DECEMBER 31, 1995
                                                   -------   -------   -------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 14.33   $ 13.68   $ 12.63   $            10.00
                                                   -------   -------   -------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.10      0.11      0.20                 0.12
Net Realized and Unrealized Gain on Investments
  and Futures                                         3.15      3.51      2.44                 3.26
                                                   -------   -------   -------   -------------------
Total from Investment Operations                      3.25      3.62      2.64                 3.38
                                                   -------   -------   -------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (0.09)    (0.11)    (0.20)               (0.12)
Net Realized Gain                                    (1.65)    (2.86)    (1.39)               (0.63)
                                                   -------   -------   -------   -------------------
Total Distributions to Shareholders                  (1.74)    (2.97)    (1.59)               (0.75)
                                                   -------   -------   -------   -------------------

NET ASSET VALUE, END OF PERIOD                     $ 15.84   $ 14.33   $ 13.68   $            12.63
                                                   -------   -------   -------   -------------------
                                                   -------   -------   -------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                         23.28%    27.50%    21.14%               33.91%(b)
Net Assets, End of Period (in thousands)           $18,511   $ 8,892   $ 5,339   $            4,144
Ratios to Average Net Assets
  Net Expenses                                        0.90%     0.90%     0.90%                0.90%(c)
  Net Investment Income                               0.81%     0.75%     1.49%                1.48%(c)
  Expenses without Reimbursement                      1.48%     2.31%     2.13%                2.70%(c)
  Portfolio Turnover                                    82%      119%       90%                  66%

------------------------
(b) Not annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                      J.P. MORGAN
                                                                     SMALL COMPANY
                                                                       PORTFOLIO
                                                   -------------------------------------------------
                                                         FOR THE FISCAL            FOR THE PERIOD
                                                           YEAR ENDED              JANUARY 3, 1995
                                                          DECEMBER 31,            (COMMENCEMENT OF
                                                   ---------------------------   OPERATIONS) THROUGH
                                                    1998      1997      1996      DECEMBER 31, 1995
                                                   -------   -------   -------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 13.09   $ 12.53   $ 11.83   $            10.00
                                                   -------   -------   -------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                 0.03      0.04      0.06                 0.11
Net Realized and Unrealized Gain (Loss) on
  Investments                                        (0.74)     2.53      2.43                 3.18
                                                   -------   -------   -------   -------------------
Total from Investment Operations                     (0.71)     2.57      2.49                 3.29
                                                   -------   -------   -------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (0.02)    (0.04)    (0.06)               (0.11)
Net Realized Gain                                    (0.15)    (1.97)    (1.73)               (1.35)
In Excess of Net Realized Gain                       (0.35)       --        --                   --
                                                   -------   -------   -------   -------------------
Total Distributions to Shareholders                  (0.52)    (2.01)    (1.79)               (1.46)
                                                   -------   -------   -------   -------------------

NET ASSET VALUE, END OF PERIOD                     $ 11.86   $ 13.09   $ 12.53   $            11.83
                                                   -------   -------   -------   -------------------
                                                   -------   -------   -------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                         (5.51)%   22.50%    21.74%               32.91%(b)
Net Assets, End of Period (in thousands)           $ 6,831   $ 5,196   $ 3,867   $            2,536
Ratios to Average Net Assets
  Net Expenses                                        1.15%     1.15%     1.15%                1.15%(c)
  Net Investment Income                               0.28%     0.28%     0.54%                0.99%(c)
  Expenses without Reimbursement                      3.43%     3.81%     2.69%                3.22%(c)
  Portfolio Turnover                                    67%       85%      144%                 100%

------------------------
(b) Not annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                     J.P. MORGAN
                                                             INTERNATIONAL OPPORTUNITIES
                                                                      PORTFOLIO
                                                   -----------------------------------------------
                                                        FOR THE FISCAL           FOR THE PERIOD
                                                          YEAR ENDED             JANUARY 3, 1995
                                                         DECEMBER 31,           (COMMENCEMENT OF
                                                   -------------------------   OPERATIONS) THROUGH
                                                    1998     1997     1996      DECEMBER 31, 1995
                                                   ------   ------   -------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.60   $11.73   $ 10.86   $            10.00
                                                   ------   ------   -------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.14     0.15      0.20                 0.15
Net Realized and Unrealized Gain on Investments
  and Foreign Currency Transactions                  0.40     0.44      1.23                 1.08
                                                   ------   ------   -------   -------------------
Total from Investment Operations                     0.54     0.59      1.43                 1.23
                                                   ------   ------   -------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                               (0.16)   (0.41)    (0.09)               (0.09)
Net Realized Gain                                      --    (1.31)    (0.47)               (0.18)
In Excess of Net Realized Gain                      (0.46)      --        --                   --
Return of Capital                                      --       --        --                (0.10)
                                                   ------   ------   -------   -------------------
Total Distributions to Shareholders                 (0.62)   (1.72)    (0.56)               (0.37)
                                                   ------   ------   -------   -------------------

NET ASSET VALUE, END OF PERIOD                     $10.52   $10.60   $ 11.73   $            10.86
                                                   ------   ------   -------   -------------------
                                                   ------   ------   -------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                         4.73%    5.43%    13.12%               12.38%(b)
Net Assets, End of Period (in thousands)           $9,788   $6,780   $ 6,250   $            3,992
Ratios to Average Net Assets
  Net Expenses                                       1.20%    1.20%     1.20%                1.20%(c)
  Net Investment Income                              0.44%    0.88%     1.25%                1.06%(c)
  Expenses without Reimbursement                     3.26%    4.25%     3.18%                3.16%(c)
  Portfolio Turnover                                  127%     149%       71%                  68%

------------------------
(b) Not annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Series Trust II (the "trust") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies. The trust is composed of five separate portfolios (each, a "portfolio" and collectively, the "portfolios") which operate as distinct investment vehicles. The names and investment objectives of the portfolios are as follows: J.P. Morgan Treasury Money Market Portfolio seeks to provide current income, maintain a high level of liquidity and preserve capital; J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity; J.P. Morgan Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities; J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio of equity securities of small companies; J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations.

J.P. Morgan Bond Portfolio's and J.P. Morgan International Opportunities Portfolio's investments in emerging markets and international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market and foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of issuers of the debt, asset-backed and mortgage securities held by the J.P. Morgan Bond Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage securities can be significantly affected by changes in interest rates or rapid principal payments including pre-payments.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolios:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolios' trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
      exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The books and records of the portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts used by certain portfolios are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolios are presented at the exchange rates and market values prevailing at the end of the period, the portfolios do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of first in first out.

   d) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid semi-annually.

   e) Each portfolio incurred organization expenses in the amount of $9,834. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

   f ) Expenses incurred by the trust with respect to any two or more portfolios in the trust are allocated in proportion to the net assets of each portfolio in the trust, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   g ) Certain portfolios may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At December 31, 1998, the portfolios had open forward foreign currency contracts as follows:

      J.P. MORGAN BOND PORTFOLIO

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE       12/31/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
French Franc 2,848,509, expiring 02/12/99........  $  516,259    $  510,558    $      (5,701)
German Mark 862,586, expiring 02/12/99...........     524,018       518,666           (5,352)


                                                   SETTLEMENT
SALES CONTRACTS                                       VALUE
-------------------------------------------------  -----------
French Franc 2,848,509, expiring 02/12/99........  $  523,796    $  510,558    $      13,238
German Mark 862,586, expiring 02/12/99...........     528,448       518,666            9,782
                                                                               --------------

NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                              $      11,967
                                                                               --------------
                                                                               --------------

      J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                U.S. DOLLAR   NET UNREALIZED
                                                   SETTLEMENT    VALUE AT     APPRECIATION/
SALES CONTRACTS                                      VALUE       12/31/98     (DEPRECIATION)
-------------------------------------------------  ----------   -----------   --------------
Australian Dollar 209,435, expiring 02/19/99.....  $  133,766   $  128,395    $       5,371
German Mark 661,779, expiring 02/19/99...........     393,101      398,066           (4,965)
South African Rand 691,370, expiring 02/19/99....     117,911      115,523            2,388
Swiss Franc 412,897, expiring 02/19/99...........     303,681      302,146            1,535
                                                                              --------------

NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                             $       4,329
                                                                              --------------
                                                                              --------------

   h) Futures -- A future contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
      interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. At December 31, 1998, the portfolios had open futures contracts as follows:

      J.P. MORGAN BOND PORTFOLIO

                                                                    NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS LONG    APPRECIATION      OF CONTRACTS
                                                   --------------   --------------   ----------------
U.S. Five Year Note, expiring March 1999.........             35    $       4,603    $     3,962,428
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

                                                                     NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS SHORT    APPRECIATION      OF CONTRACTS
                                                   ---------------   --------------   ----------------
U.S. Ten Year Note, expiring March 1999..........              21    $       6,639    $     2,508,920
U.S. Long Bond, expiring March 1999..............               1            1,775            129,556
                                                   ---------------   --------------   ----------------
Totals...........................................              22    $       8,414    $     2,638,476
                                                   ---------------   --------------   ----------------
                                                   ---------------   --------------   ----------------

      J.P. MORGAN EQUITY PORTFOLIO

                                                                    NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS LONG    APPRECIATION      OF CONTRACTS
                                                   --------------   --------------   ----------------
S&P 500, expiring March 1999.....................              5    $      63,570    $     1,493,305
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

   i) Each portfolio intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, (the "code") applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. Each portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the code. The J.P. Morgan Bond Portfolio and the J.P Morgan International Opportunities Portfolio may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned.

   j) The Portfolios account for and report distributions to shareholders in accordance with Statement of Position 93- 2: "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the year ended December 31, 1998, for the J.P. Morgan International Opportunities Portfolio was to decrease undistributed net investment loss by $64,041 and increase accumulated net realized loss on investments, futures and foreign currency contracts and transactions by $64,041. The adjustments are primarily attributable to foreign currency gains. There was no effect of applying this statement for the year ended December 31, 1998, for the J.P. Morgan Treasury Money Market Portfolio. The effect of applying this statement for the year ended December 31, 1998, for the J.P. Morgan Bond Portfolio was to decrease undistributed net investment income by $17,827, and

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
      increase accumulated net realized gain on investments, futures and foreign currency contracts and transactions by $17,827. The adjustments are primarily attributable to foreign currency losses. The effect of applying this statement for the year ended December 31, 1998, for the J.P. Morgan Small Company Portfolio, was to decrease undistributed net investment income by $4,106, increase accumulated net realized gain on investments, futures and foreign currency contracts and transactions by $788 and increase paid-in capital by $3,318. The effect of applying this statement for the year ended December 31, 1998 for the J.P. Morgan Equity Portfolio, was to decrease undistributed net investment income by $30, increase accumulated net realized gain on investments, futures and foreign currency contracts and transactions by $1,147 and decrease paid-in capital by $1,117. Net investment income, net realized gains and net assets on the portfolios were not affected by these changes.

   k) For federal income tax purposes, the J.P. Morgan Treasury Money Market Portfolio and J.P. Morgan International Opportunities Portfolio had capital loss carryforwards of $16 and $523,955, respectively, which will expire in the year 2006. To the extent that these capital losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

   l) For federal income tax purposes, the J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio incurred approximately $203,251 and $141,874, respectively, of capital losses in the period from November 1, 1998 to December 31, 1998. These losses were deferred for tax purposes until January 1, 1999.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the portfolio, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. Under the terms of the agreement, Morgan is paid a fee for its services, computed daily and paid monthly, at an annual rate of: 0.20% of the average daily net assets of J.P. Morgan Treasury Money Market Portfolio; 0.30% of the average daily net assets of J.P. Morgan Bond Portfolio; 0.40% of the average daily net assets of J.P. Morgan Equity Portfolio; 0.60% of the average daily net assets of J.P. Morgan Small Company Portfolio and 0.60% of the average daily net assets of J.P. Morgan International Opportunities Portfolio. For the fiscal year ended December 31, 1998, Morgan's fees for these services amounted to $3,569, $66,165, $50,702, $34,337, and $50,778, respectively.

   b) The trust, on behalf of each portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for each portfolio. Under a Co-Administration Agreement between FDI and the trust on behalf of each portfolio, FDI provides administrative services necessary for the operations of each portfolio, furnishes office space and facilities required for conducting the business of each portfolio and pays the compensation of the portfolios' officers affiliated with FDI. Each portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended December 31,

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
      1998, the fee for these services amounted to: $23 for J.P. Morgan Treasury Money Market Portfolio, $281 for J.P. Morgan Bond Portfolio, $148 for J.P. Morgan Equity Portfolio, $75 for J.P. Morgan Small Company Portfolio and $110 for J.P. Morgan International Opportunities Portfolio.

   c) The trust, on behalf of each portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), under which Morgan Guaranty is responsible for certain aspects of the administration and operation of each portfolio. Under the Service Agreement, each portfolio has agreed to pay Morgan Guaranty a fee based on the percentages described below. If total expenses of each portfolio, excluding the advisory fees, exceed the expense limits of: 0.40% of the average daily net assets of J.P. Morgan Treasury Money Market Portfolio, 0.45% of the average daily net assets of J.P. Morgan Bond Portfolio, 0.50% of the average daily net assets of J.P. Morgan Equity Portfolio, 0.55% of the average daily net assets of J.P. Morgan Small Company Portfolio and 0.60% of the average daily net assets of J.P. Morgan International Opportunities Portfolio, Morgan Guaranty will reimburse each portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limits, Morgan Guaranty's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement. For the fiscal year ended December 31, 1998, Morgan Guaranty has agreed to reimburse the portfolios for expenses under this agreement as follows: $62,985, $59,295, $72,953, $130,582 and $173,976, respectively.

   d) An aggregate annual fee of $20,000 is paid to each trustee for serving as a trustee of the trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolios' allocated portion of the total fees and expenses.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares. Transactions in shares of beneficial interest of each portfolio were as follows:

                                                    FOR THE FISCAL      FOR THE FISCAL
                                                      YEAR ENDED          YEAR ENDED
J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO        DECEMBER 31, 1998   DECEMBER 31, 1997
                                                   -----------------   -----------------
Shares sold......................................            44,162          22,331,609
Reinvestment of dividends and distributions......            31,530              12,537
Shares redeemed..................................            (1,563)        (22,328,305)
                                                   -----------------   -----------------
Net Increase.....................................            74,129              15,841
                                                   -----------------   -----------------
                                                   -----------------   -----------------

                                                    FOR THE FISCAL      FOR THE FISCAL
                                                      YEAR ENDED          YEAR ENDED
J.P. MORGAN BOND PORTFOLIO                         DECEMBER 31, 1998   DECEMBER 31, 1997
                                                   -----------------   -----------------
Shares sold......................................         2,080,565           1,205,082
Reinvestment of dividends and distributions......           110,506              51,352
Shares redeemed..................................          (810,528)           (108,943)
                                                   -----------------   -----------------
Net Increase.....................................         1,380,543           1,147,491
                                                   -----------------   -----------------
                                                   -----------------   -----------------

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL      FOR THE FISCAL
                                                      YEAR ENDED          YEAR ENDED
J.P. MORGAN EQUITY PORTFOLIO                       DECEMBER 31, 1998   DECEMBER 31, 1997
                                                   -----------------   -----------------
Shares sold......................................           532,283              87,424
Reinvestment of dividends and distributions......           114,071             150,317
Shares redeemed..................................           (98,193)             (7,706)
                                                   -----------------   -----------------
Net Increase.....................................           548,161             230,035
                                                   -----------------   -----------------
                                                   -----------------   -----------------

                                                    FOR THE FISCAL      FOR THE FISCAL
                                                      YEAR ENDED          YEAR ENDED
J.P. MORGAN SMALL COMPANY PORTFOLIO                DECEMBER 31, 1998   DECEMBER 31, 1997
                                                   -----------------   -----------------
Shares sold......................................           265,858              55,026
Reinvestment of dividends and distributions......            20,952              92,418
Shares redeemed..................................          (107,855)            (59,040)
                                                   -----------------   -----------------
Net Increase.....................................           178,955              88,404
                                                   -----------------   -----------------
                                                   -----------------   -----------------

                                                    FOR THE FISCAL      FOR THE FISCAL
                                                      YEAR ENDED          YEAR ENDED
J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO  DECEMBER 31, 1998   DECEMBER 31, 1997
                                                   -----------------   -----------------
Shares sold......................................           393,562              88,691
Reinvestment of dividends and distributions......            38,938             116,906
Shares redeemed..................................          (141,984)            (98,969)
                                                   -----------------   -----------------
Net Increase.....................................           290,516             106,628
                                                   -----------------   -----------------
                                                   -----------------   -----------------

From time to time, the portfolios may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the portfolios.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended December 31, 1998, were as follows:

                                                        COST OF         PROCEEDS
                                                       PURCHASES       FROM SALES
                                                   -----------------   -----------
J.P. Morgan Bond Portfolio
 U.S. Government Agency Obligations..............  $      31,456,454   $22,387,001
 Corporate, Collateralized Mortgage and Other
 Obligations.....................................         20,718,632    12,383,311
J.P. Morgan Equity Portfolio.....................         15,191,458     9,730,970
J.P. Morgan Small Company Portfolio..............          5,419,400     3,675,809
J.P. Morgan International Opportunities
 Portfolio.......................................         12,499,238    10,041,975

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Series Trust II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Treasury Money Market Portfolio, J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio (constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolios") at December 31, 1998, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for the year ended December 31, 1996 and for the period January 3, 1995 (commencement of operations) through December 31, 1995 were audited by other independent accountants whose report dated February 14, 1997 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
February 18, 1999

J.P. MORGAN SERIES TRUST II
ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

YEAR 2000 PROCESSING ISSUE

Many computer programs in use today use two digits rather than four to identify the year and cannot distinguish the year 2000 from the year 1900. The Year 2000 issue affects virtually all companies and organizations. The portfolios' Investment Adviser is working on necessary changes to its computer systems to deal with the Year 2000 issue. The portfolios' Transfer Agent, Custodian and other service providers have reported that they are working on dealing with the Year 2000 issue as well. There can be no assurance that the problem will be corrected in all respects or that it will not have a negative effect on the portfolios' operations or results. In addition, companies in which the portfolios invest could be adversely affected by the Year 2000 issue, which could have a negative effect on the portfolios' investment returns.

     J.P. MORGAN
     SERIES TRUST II

     J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO

     J.P. MORGAN BOND PORTFOLIO

     J.P. MORGAN EQUITY PORTFOLIO

     J.P. MORGAN SMALL COMPANY PORTFOLIO

     J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

     ANNUAL REPORT
     DECEMBER 31, 1998




JPSTIIFR-9812